--------------------------------------------------------------------------------
                                  THE GAM GROUP
--------------------------------------------------------------------------------

     The GAM group  was  founded  in April  1983 by  Gilbert  de  Botton.  GAM's corporate policy is to attempt to harness the top investment talent in the world, not only in-house but also outside the GAM organization, in order to provide above average, long term growth. The GAM group currently has approximately US$8.3 billion under management and employs a worldwide staff of about 390 people.

     For US investors, GAM offers GAM Funds, Inc. an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund consists of eight open-end mutual funds -- GAM International, GAM Global, GAMerica Capital, GAM North America, GAM Pacific Basin, GAM Japan Capital, GAM Asian Capital and GAM Europe Funds.

     For additional information about any of the GAM Funds, please contact your financial consultant or call GAM at 1-800-426-4685 (toll free).


--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------

GAM International.....................................................     2

GAM Global............................................................     7

GAM Europe............................................................    12

GAM Pacific Basin.....................................................    16

GAM Japan Capital.....................................................    21

GAM Asian Capital.....................................................    25

GAM North America.....................................................    29

GAMerica Capital......................................................    33

Portfolio Analysis....................................................    36

Financial Statements..................................................    38

Notes to Financial Statements.........................................    45

Independent Auditor's Report..........................................    58

--------------------------------------------------------------------------------
                             GAM INTERNATIONAL FUND
--------------------------------------------------------------------------------


FUND MANAGEMENT
--------------------------------------------------------------------------------

----------------
|              |    JOHN R. HORSEMAN  JOINED GAM IN 1987,  INITIALLY AS A MEMBER
|              |    OF THE FIRM'S  ASIAN  TEAM  BASED IN HONG  KONG.  IN 1990 HE
|              |    MOVED TO GAM'S LONDON OFFICE TO ASSUME  RESPONSIBILITY FOR A
|   [PHOTO]    |    NUMBER OF GAM'S  GLOBAL AND  INTERNATIONAL  FUNDS.  PRIOR TO
|              |    JOINING   GAM  HE  WORKED  FOR  BA   INVESTMENT   MANAGEMENT
|              |    INTERNATIONAL  LTD AND WAS  RESPONSIBLE  FOR  CERTAIN OF THE
|              |    BANK OF  AMERICA  GLOBAL  EQUITY  FUNDS.  MR.  HORSEMAN  WAS
|              |    EDUCATED AT THE UNIVERSITY OF BIRMINGHAM.
|              |
----------------



The Fund's investment objective is long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in countries other than the United States, including Canada, the United Kingdom, Continental Europe, and the Pacific Basin. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.



REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------
THE FACTS -- CLASS A SHARES


                                                   GAM
                                         INTERNATIONAL                  AVERAGE
                                   GAM         CLASS A        MSCI      1 MONTH
                         INTERNATIONAL          (AFTER        EAFE      DEPOSIT
                               CLASS A           SALES       INDEX         RATE
                                                 LOAD)
31ST DEC, 95                  US$21.37                     1,135.63
--------------------------------------------------------------------------------
                                   %               %            %           %
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN:-
--------------------------------------------------------------------------------
1 YEAR TO DEC, 1995             +30.09         +23.58       +11.55       + 6.01
--------------------------------------------------------------------------------
5 YEARS TO DEC, 1995            +20.14         +18.91       + 9.72       + 4.68
--------------------------------------------------------------------------------
10 YEARS TO DEC, 1995           +19.02         +18.41       +14.09       + 6.35
--------------------------------------------------------------------------------
SINCE INCEPTION                 +22.22         +21.65       +17.53       + 6.54
--------------------------------------------------------------------------------


     Performances are calculated on a total return basis. During the quarter, dividends were paid for Class A of US$1.00 and for Class D of US$0.99. Class A inception was on 2nd January, 1985 and Class D on 18th September, 1995. Indications of past performance are not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
          GAM INTERNATIONAL FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------







                                     [CHART]







NOTE: The graphs compare the performance results of a hypothetical $10,000 investment in either Class and a comparable index. The performances of Class A and Class D are also shown after adjustment to reflect the maximum sales loads, which are waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The past performance of the index is no indication of the future performance of either the index or the Fund.

---------------------
Sources used are the net asset value of the Fund computed daily and Datastream.

The MSCI European Australian and Far East Index is a market value weighted, unmanaged index on the weighted share prices of some 1,000 companies listed on the stock exchanges of Australia, Austria, Belgium, Denmark, France, Germany, Hong Kong, Italy, Japan, Netherlands, Norway, Singapore/Malayfden, Switzerland and the United Kingdom. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 16 countries. The percentage change in the value of the index includes dividends reinvested.



THE FACTS -- CLASS D SHARES
--------------------------------------------------------------------------------

                                         GAM
                                INTERNATIONAL                AVERAGE
                            GAM       CLASS D        MSCI    1 MONTH
                  INTERNATIONAL        (AFTER        EAFE    DEPOSIT
                        CLASS D    SALES LOAD)      INDEX       RATE
31ST DEC, 95           US$21.35                  1,135.63
                  --------------------------------------------------
                            %           %             %          %
                  --------------------------------------------------
INCEPTION TO DEC, 1995   + 9.26      + 5.44        + 6.77     + 1.63
                  --------------------------------------------------









                                     [CHART]

--------------------------------------------------------------------------------
          GAM INTERNATIONAL FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


[The following represents a Bar Chart in the printed report.]



AVERAGE ANNUAL TOTAL RETURN -- CLASS A

                                          GAM
                     GAM        INTERNATIONAL
           INTERNATIONAL              CLASS A          MSCI
                 CLASS A    (AFTER SALES LOAD)   EAFE INDEX
                    %                    %             %
-----------------------------------------------------------
One Year         30.09                 23.58         11.55
Five Years       20.14                 18.91          9.71
Ten Years        19.02                 18.41         14.09
Since Inception  22.22                 21.65         17.53




ANNUAL PERFORMANCE - CLASS A

[The Following represents a Bar Chart in the printed report.]


                                          GAM
                     GAM        INTERNATIONAL
           INTERNATIONAL              CLASS A          MSCI
                 CLASS A    (AFTER SALES LOAD)   EAFE INDEX
YEAR                %                    %             %
-----------------------------------------------------------
1991              15.56                 9.78         12.53
1992               3.08                (2.07)       (11.85)
1993              79.96                70.96         32.94
1994             (10.23)              (14.71)         8.06
1995              30.09                23.58         11.55



THE COMMENT

     During 1995 GAM International has appreciated by 30.09%, which compares with a gain in the MSCI EAFE Index of 11.55% and a 1-month annualized return on US$ deposits of 6.01%. It is important to highlight that 1995 has been a good year for bond markets in general and your Fund has participated in that move to some extent with its holdings in European bonds.

     Other investments in the equity markets have also fared well, particularly amongst the recently privatised companies in Europe where your Fund is invested. During the summer months we also built up a position in electrical stocks in Japan and at the same time, in anticipation of a possibly weaker yen, hedged the Japanese currency back into the US dollar. We are optimistic that this position will prove rewarding for investors during 1996.

     At the time of writing our own studies of the European economies suggest that growth rates are slowing, even if they remain positive overall. This fact, coupled with our own expectation of low inflation, provides an attractive background for our optimistic outlook for investment in Europe in 1996.

     Our exposure to the emerging markets of Asia, South America and Eastern Europe has been minimal and we currently have little intention of increasing it. In general it has been difficult to find attractive opportunities in these areas. Otherwise though, prospects for 1996 appear bright and the Manager is optimistic.



--------------------------------------------------------------------------------
On 14th December, 1995, the Board of Directors of the Fund approved a 10 for 1 stock split which was effected in the form of a stock dividend of 9 shares. In addition, in connection with the dividend, as of 19th December, 1995 the net asset value of the Fund was reduced to one-tenth of its net asset value immediately prior to the stock dividend.

               GAM INTERNATIONAL FUND -- STATEMENT OF INVESTMENTS

                            AS AT 31ST DECEMBER, 1995



                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS        DESCRIPTION                               US$         FUND
--------------------------------------------------------------------------

ADJUSTABLE RATE INDEX NOTES


   UNITED KINGDOM
+  DLJ ARIN, Indexed to 320,000 shares,
     British Biotech 1996-12-16                     2,103,050         0.37
+  DLJ ARIN, Indexed to 1,100,000 shares,
     General Cable 1996-06-10                         799,485         0.14
+  DLJ ARIN, Indexed to 360,000 shares,
     Tadpole Technology 1996-05-16                    560,021         0.10
+  DLJ ARIN, Indexed to 540,000 shares,
     Tadpole Technology 1996-05-11                  1,626,341         0.29
+  DLJ ARIN, Indexed to 1,200,000 shares,
     TeleWest Communications
     1996-09-16                                     1,376,970         0.24
                                                    ---------         ----
  TOTAL ADJUSTABLE RATE INDEX NOTES
    (Cost $6,582,708)                               6,465,867         1.14
                                                    ---------         ----

BOND WARRANTS

                GERMANY
  *2,181,500    Bundes Deutschland 6.25% Wts
                 May 1996                          10,693,404         1.88
     *26,458    DAX Index Wts June 1996               586,664         0.10
                                                  -----------        -----
TOTAL BOND WARRANTS (Cost $6,469,761)              11,280,068         1.98
                                                  -----------        -----
BONDS
                FRANCE
 140,452,000    OAT 6% 2025-10-25                  23,797,296         4.18
                                                  -----------        -----
                                                   23,797,296         4.18
                                                  -----------        -----
                GERMANY
  37,515,000    Austria 6.5% 2024-01-10            24,724,874         4.34
 149,750,000    Bundes Deutschland 6.25%
                  2024-01-04                       97,316,877        17.11
++27,352,000    LKB Baden Wurttenburg 6.5%
                  2008-09-15                       18,976,564         3.33
++18,560,000    Oster. Kontrollbank 7%
                  2005-08-08                       13,596,949         2.39
                                                  -----------        -----
                                                  154,615,264        27.17
                                                  -----------        -----
                NETHERLANDS
  36,000,000    Nederland 7.5% 2023-01-15          24,636,012         4.33
                                                  -----------        -----
                                                   24,636,012         4.33
                                                  -----------        -----
                SWITZERLAND
++24,618,000    E.I.B. 7.75% 2005-01-26            18,943,063         3.33
  26,247,000    Switzerland 4.25% 2014-01-06       22,232,619         3.91
                                                  -----------        -----
                                                   41,175,682         7.24
                                                  -----------        -----
                UNITED KINGDOM
   7,900,000    War Loan 3.5% 2049-12-29            5,568,713         0.98
                                                  -----------        -----
                                                    5,568,713         0.98
                                                  -----------        -----
                UNITED STATES
++22,615,000    EXIM Bank of Japan 7.75%
                  2005-02-21                       17,266,970         3.04
                                                  -----------        -----
                                                   17,266,970         3.04
                                                  -----------        -----
 TOTAL BONDS (COST $248,539,803)                  267,059,937        46.94
                                                  -----------        -----
CONVERTIBLES

                FRANCE
      16,435    Lyonnaise-Dumez 6.5% CV 2000        3,084,713         0.54
                                                  -----------        -----
                                                    3,084,713         0.54
                                                  -----------        -----

                UNITED KINGDOM
   2,050,000    Inchcape 6.25% CV 2008-05-10        2,468,122         0.43
   3,000,000    NFC 7.75% CV Bearer
                  2007-08-22                        4,276,007         0.75
   1,766,000    Northern Foods 6.75% CV
                  2008-08-08                        2,345,675         0.41
   2,055,000    Thames Water 9.5% CV
                  2006-09-19                        4,229,985         0.74
                                                  -----------        -----
                                                   13,319,789         2.33
                                                  -----------        -----
TOTAL CONVERTIBLES (COST $15,941,339)              16,404,502         2.87
                                                  -----------        -----

EQUITIES
               CHINA
  25,190,000    Shanghai Petrochemical H            7,248,335         1.27
                                                  -----------        -----
                                                    7,248,335         1.27
                                                  -----------        -----
               FRANCE
     40,000    Credit Local de France               3,205,888         0.56
    160,000    SEITA                                5,806,584         1.02
     54,000    Union des Assurances Fedrales        6,458,802         1.14
                                                  -----------        -----
                                                   15,471,274         2.72
                                                  -----------        -----
               HONG KONG
  1,140,000    Hong Kong & China Gas                1,835,500         0.32
                                                  -----------        -----
                                                    1,835,500         0.32
                                                  -----------        -----
               JAPAN
    323,000    Dai Nippon Printing                  5,474,576         0.96
    550,000    Fujitsu                              6,125,907         1.08
    120,000    Hoya Corporation                     4,125,908         0.73
     50,000    IO Data Device                       3,462,470         0.61
    200,000    Kirin Beverage                       2,692,494         0.47
    160,000    Murata Manufacturing                 5,888,620         1.04
    558,000    NEC Corp.                            6,809,492         1.20
    109,000    Nichiei (8577)                       8,128,813         1.43
     90,000    Rohm                                 5,081,840         0.89
    400,000    Sharp                                6,392,252         1.12
    950,000    Toshiba Corp.                        7,443,584         1.31
                                                  -----------        -----
                                                   61,625,956        10.84
                                                  -----------        -----

--------------------------------------------------------------------------------
         GAM INTERNATIONAL FUND -- STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS        DESCRIPTION                               US$         FUND
--------------------------------------------------------------------------

               NETHERLANDS
    190,077    Fortis AMEV                         12,730,498         2.24
    106,000    Heijmans Group                       6,108,787         1.07
     79,015    KPN                                  2,870,024         0.50
                                                  -----------        -----
                                                   21,709,309         3.81
                                                  -----------        -----

               NEW ZEALAND
*15,472,443    Affco                                3,459,455         0.61
                                                  -----------        -----
                                                    3,459,455         0.61
                                                  -----------        -----
               SINGAPORE
    380,000    Development Bank of Singapore (FR)   4,728,172         0.83
    330,000    Singapore Bus Service (FR)           2,356,310         0.41
    366,000    Singapore Press Holdings (FR)        6,468,717         1.14
                                                  -----------        -----
                                                   13,553,199         2.38
                                                  -----------        -----
               SPAIN
     27,600    Banco Popular Registered             5,081,231         0.89
                                                  -----------        -----
                                                    5,081,231         0.89
                                                  -----------        -----
               SWITZERLAND
     21,520    Sandoz Registered                   19,692,478         3.46
                                                  -----------        -----
                                                   19,692,478         3.46
                                                  -----------        -----
               UNITED KINGDOM
  1,000,000    Barclays                            11,464,826         2.03
    951,100    Games Workshop                       4,388,274         0.77
  1,579,136    Lloyds TSB Group                     8,132,315         1.43
    507,841    North West Water                     4,859,813         0.85
    145,015    North West Water (Restricted)        1,387,729         0.24
    275,309    Provident Financial                  3,500,662         0.62
    827,000    RJB Mining                           7,014,702         1.23
    400,000    Thames Water                         3,489,160         0.61
  6,434,000    Utility Cable                        1,999,043         0.35
    840,000    Welsh Water                         10,106,756         1.78
                                                  -----------        -----
                                                   56,343,280         9.91
                                                  -----------        -----
TOTAL EQUITIES (COST $188,631,521)                206,020,017        36.21
                                                  -----------        -----
OPTIONS

               FRANCE
 *4,313,950    OAT 6% 2025-10-25
                 Calls September 1996               4,410,090         0.78
                                                  -----------        -----
                                                    4,410,090         0.78
                                                  -----------        -----

               UNITED STATES
   *955,000    Nederland 7.5% 2023-01-15
                 Calls July 1996                    5,277,574         0.93
                                                  -----------        -----
                                                    5,277,574         0.93
                                                  -----------        -----
TOTAL OPTIONS (COST $4,462,965)                     9,687,664         1.71
                                                  -----------        -----
PREFERRED SHARES

               NETHERLANDS
    205,444    ABN-AMRO Hldg 6% CV Pfd              8,806,215         1.55
                                                  -----------        -----
TOTAL PREFERRED SHARES (COST $7,820,883)            8,806,215         1.55
                                                  -----------        -----

SHORT-TERM INVESTMENTS
 15,000,000    Toronto-Dominion 5.87% Time
                 Deposit 1996-01-02                15,000,000         2.64
 14,500,000    Wachovia Time Deposit 5.84%
                 1996-01-02                        14,500,000         2.55
                                                  -----------        -----
TOTAL SHORT-TERM INVESTMENTS
  (Cost $29,500,000)                               29,500,000         5.19
                                                  -----------        -----
TOTAL INVESTMENTS (COST $507,948,980**)           555,224,270        97.59
                                                  -----------        -----
FUTURES
               JAPAN
        US$
 23,397,075    Nikkei-225 Index (CME) Futures
                 1996-03-31                        (1,377,025)       (0.24)
                                                  -----------        -----
 TOTAL FUTURES                                     (1,377,025)       (0.24)
                                                  -----------        -----
 MARGIN ON DEPOSIT AS COLLATERAL                    2,480,988         0.43
                                                  -----------        -----
 DUE FROM BROKERS FOR FUTURES CONTRACTS             1,103,963         0.19
                                                  -----------        -----
 NET CURRENT ASSETS                                12,619,812         2.22
                                                  -----------        -----
 TOTAL NET ASSETS                                 568,948,045       100.00
                                                  ===========       ======


 [The following table represents a Pie Chart in the printed report.]


GEOGRAPHIC ANALYSIS
AS AT 31ST DECEMBER, 1995

GERMANY ..................... 29.15%
UNITED KINGDOM .............. 14.36
JAPAN ....................... 10.60
SWITZERLAND ................. 10.70
NETHERLANDS .................  9.69
FRANCE ......................  8.22
SHORT-TERM INVESTMENTS ......  5.19
UNITED STATES ...............  3.97
SINGAPORE ...................  2.38
OTHER AREAS .................  3.09
NET CURRENT ASSETS ..........  2.65

*  Non-income producing security.
** Cost for federal income tax purposes is $508,915,054.
+ Adjustable rate index notes are inversely indexed to the value of the underlying security.
++ Segregated in whole or in part as collateral for forward contracts. See notes to financial statements.

--------------------------------------------------------------------------------
                                GAM GLOBAL FUND
--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------
---------------
|              |    JOHN R. HORSEMAN  JOINED GAM IN 1987,  INITIALLY AS A MEMBER
|              |    OF THE FIRM'S  ASIAN  TEAM  BASED IN HONG  KONG.  IN 1990 HE
|   [PHOTO]    |    MOVED TO GAM'S LONDON OFFICE TO ASSUME  RESPONSIBILITY FOR A
|              |    NUMBER OF GAM'S  GLOBAL AND  INTERNATIONAL  FUNDS.  PRIOR TO
|              |    JOINING   GAM  HE  WORKED  FOR  BA   INVESTMENT   MANAGEMENT
|              |    INTERNATIONAL  LTD AND WAS  RESPONSIBLE  FOR  CERTAIN OF THE
|              |    BANK OF  AMERICA'S GLOBAL  EQUITY FUNDS.  MR.  HORSEMAN  WAS
|              |    EDUCATED AT THE UNIVERSITY OF BIRMINGHAM.
----------------



     The Fund's investment objective is long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in countries including the United States, Canada, the United Kingdom, Continental Europe, and the Pacific Basin. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.


Report to Shareholders
--------------------------------------------------------------------------------
The Facts -- Class A Shares


                                           GAM GLOBAL                    AVERAGE
                                    GAM       CLASS A          MSCI      1 MONTH
                                 GLOBAL        (AFTER         WORLD      DEPOSIT
                                CLASS A   SALES LOAD)         INDEX         RATE
31ST DEC, 95                   US$13.51                      734.28
--------------------------------------------------------------------------------
                                      %             %             %            %
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN:-
--------------------------------------------------------------------------------
1 YEAR TO DEC, 1995              +36.25        +29.44        +21.32      +  6.01
--------------------------------------------------------------------------------
5 YEARS TO DEC, 1995             +16.13        +14.95       + 12.34      +  4.68
--------------------------------------------------------------------------------
SINCE INCEPTION                  +12.03        +11.43        +11.72      +  6.29
--------------------------------------------------------------------------------

     Performances are calculated on a total return basis. During the quarter, dividends were paid for Class A of US$0.92 and for Class D of US$0.90. Class A inception was on 28th May, 1986 and Class D on 6th October, 1995. Indications of past performance are not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
              GAM GLOBAL FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------



[CHART]



NOTE: The graphs compare the performance results of a hypothetical $10,000 investment in either Class and a comparable index. The performances of Class A and Class D are also shown after adjustment to reflect the maximum sales loads, which are waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The past performance of the index is no indication of the future performance of either the index or the Fund.

     The average annual total return of GAM Global Class A after deduction of maximum sales charge of 5% was 29.44% for 1 year, 14.95% for 5 years and 11.43% since inception for the period ending 31st December 1995.


---------------------
Sources used are the net asset value of the Fund computed daily and Datastream.

The MSCI World Index is an arithmetical average weighted by market value of the performance of some 1,400 securities listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, France, Finland, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States of America. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 21 countries. The percentage change in the value of the index includes dividends reinvested.


THE FACTS -- CLASS D SHARES

                                        GAM GLOBAL                       AVERAGE
                               GAM         CLASS D           MSCI        1 MONTH
                            GLOBAL          (AFTER          WORLD        DEPOSIT
                           CLASS D     SALES LOAD)          INDEX           RATE
31ST DEC, 95              US$13.48                         734.28
--------------------------------------------------------------------------------
                                 %               %              %              %
--------------------------------------------------------------------------------
INCEPTION TO DEC, 1995     +  6.97         +  3.23        +  5.24         + 1.34
--------------------------------------------------------------------------------



[CHART]

--------------------------------------------------------------------------------
              GAM GLOBAL FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

[The following table represents a Bar Chart in the printed report.]

                     Average Annual Total Return -- Class A


                            ONE YEAR  THREE YEARS   FIVE YEARS   SINCE INCEPTION
                            --------  -----------   ----------   ---------------

GAM GLOBAL                    36.25%     26.05%        16.13%         12.03%
GAM GLOBAL after sales load   29.44      23.91         14.95          11.43
MSCI WORLD INDEX              21.32      16.40         12.34          11.72


                          ANNUAL PERFORMANCE--CLASS A



[CHART]



                                          GAM GLOBAL
                         GAM                 CLASS A                     MSCI
                      GLOBAL                  (AFTER                    WORLD
                     CLASS A             SALES LOAD)                    INDEX
YEAR                       %                       %                        %
--------------------------------------------------------------------------------
1991                   10.61                    5.08                    19.01
1992                   (4.65)                  (9.42)                   (4.66)
1993                   75.30                   66.53                    23.13
1994                  (16.15)                 (20.35)                    5.58
1995                   36.25                   29.44                    21.32


THE COMMENT

     During 1995 GAM Global has appreciated by 36.25%, which compares with a gain in the MSCI World Index of 21.32% and a 1-month annualized return on US$ deposits of 6.01%. It is important to highlight that 1995 has been a good year for bond markets in general and your Fund has participated in that move to some extent with its holdings in European bonds.

     Other investments in the equity markets have also fared well, particularly in the United States where holdings in technology and banking stocks performed well. In Europe, your Fund's holdings in companies which have been recently privatised also found favour. During the summer months we also built up a position in electrical stocks in Japan and at the same time, in anticipation of a possibly weaker yen, hedged the Japanese currency back into the US dollar. We are optimistic that this position will prove rewarding for investors during 1996.

     At the time of writing our own studies of the European economies suggest that growth rates are slowing, even if they remain positive overall. This fact, coupled with our own expectation of low inflation, provides an attractive background for our optimistic outlook for investment in Europe in 1996.

     Our exposure to the emerging markets of Asia, South America and Eastern Europe has been minimal and we currently have little intention of increasing it. In general it has been difficult to find attractive opportunities in these areas. Otherwise though, prospects for 1996 appear bright and the Manager is optimistic.

--------------------------------------------------------------------------------
On 14th December, 1995, the Board of Directors of the Fund approved a 10 for 1 stock split which was effected in the form of a stock dividend of 9 shares. In addition, in connection with the dividend, as of 19th December, 1995 the net asset value of the Fund was reduced to one-tenth of its net asset value immediately prior to the stock dividend.

--------------------------------------------------------------------------------
                   GAM GLOBAL FUND -- STATEMENT OF INVESTMENTS
--------------------------------------------------------------------------------

AS AT 31ST DECEMBER, 1995

                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS        DESCRIPTION                               US$         FUND
--------------------------------------------------------------------------

ADJUSTABLE RATE INDEX NOTES

   UNITED KINGDOM
+  DLJ ARIN, Indexed to 110,000 shares,
    General Cable 1996-06-10                           79,942         0.30
+  DLJ ARIN, Indexed to 115,000 shares,
    Telewest Communications
    1996-03-25                                        193,212         0.73
                                                  -----------        -----
                                                      273,154         1.03
                                                  -----------        -----

TOTAL ADJUSTABLE RATE INDEX NOTES
 (COST $242,354)                                      273,154         1.03
                                                  -----------        -----

BONDS

               GERMANY
  1,300,000    Austria 6.50% 2024-01-10               856,786         3.25
  5,041,000    Bundes Deutschland 6.25%
                2024-01-04                          3,275,956        12.38
  1,100,000    LKB Baden Wurttenburg
                6.5% 2008-09-15                       763,170         2.89
                                                  -----------        -----
                                                    4,895,912        18.52
                                                  -----------        -----
               NETHERLANDS
2,241,000      Nederland 7.5% 2023-01-15            1,533,592         5.80
                                                  -----------        -----
                                                    1,533,592         5.80
                                                  -----------        -----
               SWITZERLAND
1,270,000      Switzerland 4.25% 2014-01-06         1,075,758         4.07
                                                  -----------        -----
                                                    1,075,758         4.07
                                                  -----------        -----
TOTAL BONDS (COST $6,507,909)                       7,505,262        28.39
                                                  -----------        -----
BOND WARRANTS

               GERMANY
 *139,100      Bundes Deutschland 6.25%
                Wts May 1996                          681,848         2.58
   *1,899      DAX Index Wts June 1996                 42,107         0.16
                                                  -----------        -----
                                                      723,955         2.74
                                                  -----------        -----
TOTAL BOND WARRANTS (COST $380,249)                   723,955         2.74
                                                  -----------        -----

CONVERTIBLES

               UNITED KINGDOM
  175,000      Thames Water 9.5% CV
                2006-09-19                            360,218         1.36
                                                  -----------        -----
                                                      360,218         1.36
                                                  -----------        -----

TOTAL CONVERTIBLES (COST $326,329)                    360,218         1.36
                                                  -----------        -----

EQUITIES

               FRANCE
   13,000      SEITA                                  471,785         1.78
    2,900      Union des Assurances Federales         346,862         1.31
                                                  -----------        -----

                                                      818,647         3.09
                                                  -----------        -----
               HONG KONG
  156,000      Hong Kong & China Gas                  251,174         0.95
  810,000      Shanghai Petrochemical H               233,075         0.88
                                                  -----------        -----
                                                      484,249         1.83
                                                  -----------        -----
               JAPAN
   21,000      Dai Nippon Printing                    355,932         1.35
   25,000      Fujitsu                                278,450         1.05
   16,000      Kirin Beverage                         215,400         0.81
    8,000      Murata Manufacturing                   294,431         1.11
   38,000      NEC Corp.                              463,729         1.75
    6,000      Rohm                                   338,789         1.28
   22,000      Sharp                                  351,574         1.33
   65,000      Toshiba Corp.                          509,298         1.93
                                                  -----------        -----
                                                    2,807,603        10.61
                                                  -----------        -----
               NETHERLANDS
   15,921      Fortis AMEV                          1,066,317         4.03
    6,000      Heijmans Group                         345,780         1.31
    9,140      KPN NV                                 331,988         1.25
                                                  -----------        -----
                                                    1,744,085         6.59
                                                  -----------        -----

               SINGAPORE
   25,000      Development Bank of
                Singapore (FR)                        311,064         1.18
   34,800      Singapore Press Holdings (FR)          615,058         2.32
                                                  -----------        -----
                                                      926,122         3.50
                                                  -----------        -----

               SWITZERLAND
      930      Sandoz Registered                      851,023         3.22
                                                  -----------        -----
                                                      851,023         3.22
                                                  -----------        -----

--------------------------------------------------------------------------------
             GAM GLOBAL FUND -- STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS       DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------
               UNITED KINGDOM
   35,000      Barclays                               401,269         1.52
   64,400      Games Workshop                         297,135         1.12
   80,308      Lloyds TSB Group                       413,574         1.56
   21,115      Provident Financial                    268,486         1.01
  491,300      Utility Cable                          152,647         0.58
                                                  -----------        -----
                                                    1,533,111         5.79
                                                  -----------        -----
               UNITED STATES
    4,700      Bristol-Myers Squibb                   403,612         1.53
    9,450      Butler Manufacturing                   370,912         1.40
  *13,600      Champion Enterprises                   419,900         1.59
    5,200      Chase Manhattan Bank                   315,250         1.19
    5,000      Citicorp                               336,250         1.27
    5,000      First Union                            278,125         1.05
    5,000      Intel Corp.                            283,750         1.07
    4,700      Johnson & Johnson                      402,437         1.52
  *10,000      Kroger                                 375,000         1.42
    5,000      Lockheed Martin                        395,000         1.49
   *8,400      LSI Logic                              275,100         1.04
    6,000      MBNA Corp.                             221,250         0.84
    8,000      McDonald's Corp.                       361,000         1.37
    5,400      Medtronic                              301,725         1.14
    6,600      Merrill Lynch                          336,600         1.27
    6,600      Micron Technology                      261,525         0.99
    3,500      Motorola                               199,500         0.75
    5,200      NationsBank Corp.                      362,050         1.37
    4,600      Philip Morris                          416,300         1.57
                                                  -----------        -----
                                                    6,315,286        23.87
                                                  -----------        -----
TOTAL EQUITIES  (COST $13,775,218)                 15,480,126        58.50
                                                  -----------        -----

OPTIONS

               FRANCE
 *166,364      OAT 6% 2025-10-25
                Calls September 1996                  170,072         0.64
                                                  -----------        -----
                                                      170,072         0.64
                                                  -----------        -----
               NETHERLANDS
  *68,000      Nederland 7.5% 2023-01-15
                Calls July 1996                       375,785         1.42
                                                  -----------        -----
                                                      375,785         1.42
                                                  -----------        -----
TOTAL OPTIONS (COST $219,344)                         545,857         2.06
                                                  -----------        -----


PREFERRED SHARES

               NETHERLANDS
   12,732      ABN-AMRO Hldg 6% CV Pfd                545,748         2.06
                                                  -----------        -----
TOTAL PREFERRED SHARES (COST $462,337)                545,748         2.06
                                                  -----------        -----
TOTAL INVESTMENTS (COST $21,913,740**)             25,434,320        96.14
                                                  -----------        -----

FUTURES

               JAPAN
        US$
(1,326,150)    Nikkei Index Futures
                March 1996                            (78,050)       (0.30)
                                                  -----------        -----
                                                      (78,050)       (0.30)
                                                  -----------        -----
TOTAL FUTURES                                         (78,050)       (0.30)
                                                  -----------        -----
MARGIN ON DEPOSIT AS COLLATERAL                       142,799         0.54
                                                  -----------        -----
DUE FROM BROKERS                                       64,979         0.24
                                                  -----------        -----
NET CURRENT ASSETS                                    956,683         3.62
                                                  -----------        -----
TOTAL NET ASSETS                                   26,455,752       100.00
                                                  ===========        =====

[The following table represents a Pie Chart in the printed report.]

GEOGRAPHIC ANALYSIS AS AT 31ST DECEMBER, 1995

UNITED STATES .....................23.87%
UNITED KINGDOM .................... 8.18%
GERMANY ...........................21.26%
NETHERLANDS .......................15.87%
SWITZERLAND ....................... 7.29%
SINGAPORE ......................... 3.50%
FRANCE ............................ 3.73%
JAPAN .............................10.31%
OTHER AREAS ....................... 1.83%
NET CURRENT ASSETS ................ 4.16%


*  Non-income producing security.
** Cost for federal income tax purposes is $21,981,815.
+ Adjustable rate index notes are inversely indexed to the value of the underlying security.
See notes to financial statements.

--------------------------------------------------------------------------------
                                 GAM EUROPE FUND
--------------------------------------------------------------------------------


FUND MANAGEMENT
--------------------------------------------------------------------------------

---------------
|              |   JOHN  BENNETT   (RIGHT)  IS  AN  INVESTMENT   DIRECTOR  WITH
|              |   RESPONSIBILITY  FOR  EUROPEAN MARKETS.  PRIOR TO JOINING GAM
|   [PHOTO]    |   IN JANUARY 1993 HE WAS A SENIOR FUND MANAGER AT IVORY & SIME
|              |   RESPONSIBLE FOR CONTINENTAL  EUROPEAN EQUITY PORTFOLIOS.  HE
|              |   QUALIFIED AS A MEMBER OF THE CHARTERED  INSTITUTE OF BANKERS
|              |   IN SCOTLAND IN 1986. MR. BENNETT IS BASED IN GAM'S EDINBURGH
|              |   OFFICE.
|              |
----------------

DAVID HOUSTON (LEFT) IS AN INVESTMENT DIRECTOR WITH RESPONSIBILITY FOR EUROPEAN MARKETS. PRIOR TO JOINING GAM IN 1993 HE WAS A FUND MANAGER IN IVORY & SIME'S EUROPEAN EQUITY TEAM. FROM 1987 TO 1989 HE WORKED AS AN INVESTMENT ANALYST AT SCOTTISH LIFE ASSURANCE. MR. HOUSTON WAS EDUCATED AT THE UNIVERSITY OF ABERDEEN AND IS QUALIFIED AS A SOLICITOR. HE IS BASED IN GAM'S EDINBURGH OFFICE.


     The Fund's investment objective is long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in Europe. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.


REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FACTS

                                                     GAM                 AVERAGE
                                                  EUROPE       MSCI      1 MONTH
                                       GAM        (AFTER     EUROPE      DEPOSIT
                                    EUROPE   SALES LOAD)      INDEX         RATE

31ST DEC, 95                      US$10.04                   733.45
--------------------------------------------------------------------------------
                                         %             %          %            %
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
1 year to Dec, 1995                + 16.77       + 10.93    + 22.13      +  6.01
--------------------------------------------------------------------------------
5 years to Dec, 1995               +  5.56       +  4.48    + 12.14      +  4.68
--------------------------------------------------------------------------------
Since inception                    +  1.60       +  0.74    +  9.48      +  5.31
--------------------------------------------------------------------------------


     Performances are calculated on a total return basis. During the quarter, a dividend was paid of US$0.07. The Fund's inception was on 1st January, 1990. Indications of past performance are not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
              GAM EUROPE FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------



[CHART]



NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The past performance of the index is no indication of the future performance of either the index or the Fund.




---------------------
Sources used are the net asset value of the Fund computed daily and Datastream.

The MSCI Europe Index is an arithmetical average weighted by market value of the performance of some 600 securities listed on the stock exchanges of Austria, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 13 countries. The percentage change in the value of the index includes dividends reinvested.


[The following table represents a Bar Chart in the printed report.]

AVERAGE ANNUAL TOTAL RETURN

                                              GAM
                       GAM                  EUROPE                     MSCI
                    EUROPE       (AFTER SALES LOAD)            EUROPE INDEX
YEAR                     %                       %                        %
---------------------------------------------------------------------------
One Year             16.77                   10.93                    22.13
Three Years          11.55                    9.66                    17.62
Five Years            5.56                    4.48                    12.14
Since Inception       1.60                    0.74                     9.48


ANNUAL PERFORMANCE



[CHART]



                                              GAM
                       GAM                  EUROPE                     MSCI
                    EUROPE       (AFTER SALES LOAD)            EUROPE INDEX
YEAR                     %                       %                        %
---------------------------------------------------------------------------
1991                 (0.70)                  (5.67)                   13.78
1992                 (4.91)                  (9.66)                   (4.25)
1993                 22.68                   16.55                    29.79
1994                 (3.11)                  (7.95)                    2.66
1995                 16.77                   10.93                    21.13

--------------------------------------------------------------------------------
                                 GAM EUROPE FUND
--------------------------------------------------------------------------------


THE COMMENT

     1995 ends with the irresistible force of liquidity driving financial assets prices higher. Japan's much awaited reflation attempt has been welcomed in adding fuel to this scenario. The result has been a reversal of last year's fortunes in world bond markets and firm support for equity prices.

     Yet liquidity alone cannot provide lasting sustenance to equities. Ultimately that task falls to corporate earnings. In Europe, the consensus has been wrong footed by faltering economic recovery and its effect on companies' profits. Probably the most consistent message received from our meetings with European businesses this year has been their lack of pricing power amidst fierce competition and beleaguered consumers.

     This environment makes it all the more difficult to embrace a European monetary policy which seemingly seeks to fight the inflation battle of yesterday. Indeed, just as the aspirants to the German monetary model try to demonstrate their credentials, their economies show increasing signs of needing the reverse. It is our belief that short-term interest rates must fall across large parts of Europe that keeps the Fund substantially exposed to equities.




--------------------------------------------------------------------------------
On 14th December, 1995, the Board of Directors of the Fund approved a 10 for 1 stock split which was effected in the form of a stock dividend of 9 shares. In addition, in connection with the dividend, as of 19th December, 1995 the net asset value of the Fund was reduced to one-tenth of its net asset value immediately prior to the stock dividend.



STATEMENT OF INVESTMENTS
AS AT 31ST DECEMBER, 1995

                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS       DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------

ADJUSTABLE RATE INDEX NOTES

               GERMANY
         +     DLJ ARIN, Indexed to 295
                shares, Plettac 1996-08-16            109,459         0.48

         +     DLJ ARIN, Indexed to 300
                shares, Plettac 1996-08-23            106,456         0.47
                                                  -----------        -----
                                                      215,915         0.95
                                                  -----------        -----

TOTAL ADJUSTABLE RATE INDEX NOTES
 (COST $175,057)                                      215,915         0.95
                                                  -----------        -----

CONVERTIBLES

               FRANCE
    1,460      AXA 4.5% CV 1999-01-01                 103,881         0.45
                                                  -----------        -----
                                                      103,881         0.45
                                                  -----------        -----
TOTAL CONVERTIBLES (COST $85,996)                     103,881         0.45
                                                  -----------        -----

EQUITIES

               DENMARK
    7,660      Unidanmark A                           379,294         1.65
                                                  -----------        -----
                                                      379,294         1.65
                                                  -----------        -----

               FRANCE
   10,500      AXA                                    708,444         3.09
   11,250      But                                    609,538         2.65
    2,400      Comptoirs Modernes                     780,209         3.40
    1,270      NSC                                    213,960         0.93
    1,950      Peugeot                                257,555         1.12
   11,340      SEITA                                  411,542         1.79
    7,568      Ste. Guilbert SA                       889,716         3.87
    7,700      Technip                                530,546         2.31
   12,750      Total B                                861,557         3.75
    3,550      Virbac                                 435,494         1.90
                                                  -----------        -----
                                                    5,698,561        24.81
                                                  -----------        -----

               GERMANY
      850      Buderus                                330,719         1.44
      535      Sto Pfd Bearer                         268,591         1.17
   19,650      Veba                                   834,421         3.63
                                                  -----------        -----
                                                    1,433,731         6.24
                                                  -----------        -----

               ITALY
  *90,000      Stayer                                 147,359         0.64
  *93,956      Telecom Italia Mobile                   98,810         0.43

--------------------------------------------------------------------------------
             GAM EUROPE FUND -- STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------


                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS       DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------

 *310,000      Telecom Italia Mobile Savings          545,636         2.38
                                                  -----------        -----
                                                      791,805         3.45
                                                  -----------        -----

               NETHERLANDS
    6,200      ABN-AMRO Holding                       282,369         1.23
   45,325      Elsevier                               604,309         2.63
    3,858      Eriks Holdings                         300,455         1.31
   17,155      KPN                                    623,113         2.71
    4,750      Royal Dutch Petroleum Bearer           663,493         2.89
    4,315      Telegraaf Holding                      607,570         2.65
                                                  -----------        -----
                                                    3,081,309        13.42
                                                  -----------        -----
               NORWAY
   21,700      Sparebanken                            560,531         2.44
                                                  -----------        -----
                                                      560,531         2.44
                                                  -----------        -----
               PORTUGAL
  *18,650      Portugal Telecom                       350,809         1.53
 *++8,297      Sotancro                                     -            -
                                                  -----------        -----
                                                      350,809         1.53
                                                  -----------        -----
               SPAIN
    5,000      Banco Popular Registered               920,513         4.01
    5,310      Gas y Electricidad                     296,728         1.29
                                                  -----------        -----
                                                    1,217,241         5.30
                                                  -----------        -----
               SWEDEN
   25,000      Kalmar (Fria)                          414,015         1.80
                                                  -----------        -----
                                                      414,015         1.80
                                                  -----------        -----
               SWITZERLAND
      685      Ciba-Geigy Registered                  602,491         2.62
      105      Roche Genussscheine                    830,264         3.62
      755      Affichage Genussscheine                333,665         1.45
                                                  -----------        -----
                                                    1,766,420         7.69
                                                  -----------        -----
               UNITED KINGDOM
    3,044      Argyll Group (Restricted)               16,078         0.07
  107,075      Argyll Group                           565,559         2.46
   72,500      B.A.T. Industries                      638,605         2.78
   24,580      Barratt Developments                    94,126         0.41
   21,600      Beazer Holmes                           58,722         0.26
   12,090      Bellway                                 49,208         0.22
  113,400      British Telecom                        621,869         2.71
  106,965      New Burford                            176,140         0.77
  210,000      Metalrax Group                         375,170         1.63
  112,160      Tesco                                  517,494         2.25
  156,500      Tomkins                                684,390         2.99
 *260,515      Trocadero                              184,143         0.80
   14,400      Wolstenholme Rink                      218,111         0.95
   17,300      Zeneca                                 334,735         1.46
                                                  -----------        -----
                                                    4,534,350        19.76
                                                  -----------        -----
 TOTAL EQUITIES (COST $18,666,306)                 20,228,066        88.09
                                                  -----------        -----

SHORT-TERM INVESTMENTS

1,900,000      Toronto-Dominion Bank 5.87%
                Time Deposit 1996-01-02             1,900,000         8.27
                                                  -----------        -----
                                                    1,900,000         8.27
                                                  -----------        -----
TOTAL SHORT-TERM INVESTMENTS (COST $1,900,000)      1,900,000         8.27
                                                  -----------        -----
TOTAL INVESTMENTS (COST $20,827,359**)             22,447,862        97.76
                                                  -----------        -----
NET CURRENT ASSETS                                    513,571         2.24
                                                  -----------        -----
TOTAL NET ASSETS                                   22,961,433       100.00
                                                  ===========        =====


[The following table represents a Pie Chart in the printed report.]

GEOGRAPHIC ANALYSIS
AS AT 31ST DECEMBER, 1995

UNITED KINGDOM ....................19.76%
FRANCE ............................25.26%
SHORT-TERM INVESTMENTS ............ 8.27%
GERMANY ........................... 7.19%
SWITZERLAND ....................... 7.69%
ITALY ............................. 3.45%
NETHERLANDS .......................13.42%
SPAIN ............................. 5.30%
NORWAY ............................ 2.44%
PORTUGAL .......................... 1.53%
SWEDEN ............................ 1.80%
DENMARK ........................... 1.65%
NET CURRENT ASSETS ................ 2.24%



*  Non-income producing security.
** Cost for federal income tax purposes is $20,858,022.
+ Adjustable rate index notes are inversely indexed to the value of the underlying security.
++ Fair value determined by the Board of Directors.
See notes to financial statements.

--------------------------------------------------------------------------------
                             GAM PACIFIC BASIN FUND
--------------------------------------------------------------------------------


FUND MANAGEMENT
--------------------------------------------------------------------------------

---------------
|              |   MICHAEL  S.  BUNKER  HAS  OVERALL  RESPONSIBILITY  FOR ASIAN
|              |   INVESTMENT   POLICY.   HE  HAS  OVER  20  YEARS   INVESTMENT
|   [PHOTO]    |   EXPERIENCE,  PRIMARILY  IN ASIAN  MARKETS.  HE JOINED GAM IN
|              |   1985 TO CREATE ITS ASIAN INVESTMENT TEAM.
|              |
|              |
|              |
|              |
----------------

     The Fund's investment objective is long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in the Pacific Basin, including Japan, Hong Kong, Singapore, Malaysia, Indonesia, the Philippines, Korea, Taiwan, India, Australia and New Zealand. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be invested substantially in debt securities of Pacific Basin companies and the governments of the Pacific Basin, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.



REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FACTS -- CLASS A SHARES

                                                       GAM               AVERAGE
                                              PACIIC BASIN        MSCI   1 MONTH
                                        GAM        CLASS A     PACIFIC   DEPOSIT
                              PACIFIC BASIN         (AFTER       INDEX      RATE
                                    CLASS A    SALES LOAD)
31st Dec, 95                       US$16.97                   2,361.71
--------------------------------------------------------------------------------
                                          %              %           %         %
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
1 year to Dec, 1995                  + 4.50         - 0.72     +  2.99   +  6.01
--------------------------------------------------------------------------------
5 years to Dec, 1995                 +14.60         +13.44     +  7.63   +  4.68
--------------------------------------------------------------------------------
Since inception                      +11.88         +11.22     +  1.98   +  6.26
--------------------------------------------------------------------------------


     Performances are calculated on a total return basis. During the quarter, dividends were paid for Class A of US$0.80 and for Class D of US$0.80. Class A inception was on 6th May, 1987 and Class D on 18th October, 1995. Indications of past performance are not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
          GAM PACIFIC BASIN FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------



[CHART]



NOTE: The graphs compare the performance results of a hypothetical $10,000 investment in either Class and a comparable index. The performances of Class A and Class D are also shown after adjustment to reflect the maximum sales loads, which are waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The past performance of the index is no indication of the future performance of either the index or the Fund.




---------------------

Sources used are the net asset value of the Fund computed daily , Morgan Stanley Capital International, Geneva and Datastream.

The MSCI Pacific Index is an arithmetical average weighted by market value of the performance of some 410 securities listed on the stock exchanges of Australia, Hong Kong, New Zealand, Singapore/ Malaysia and Japan. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 5 countries. The percentage change in the value of the index includes dividends reinvested.



The Facts -- Class D Shares



                                                     GAM               AVERAGE
                                    GAM    PACIFIC BASIN       MSCI    1 MONTH
                          PACIFIC BASIN          CLASS D    PACIFIC    DEPOSIT
                                CLASS D           (AFTER      INDEX       RATE
                                             SALES LOAD)
31st Dec, 95                   US$16.96                    2,361.71
--------------------------------------------------------------------------------
                                      %                %          %          %
--------------------------------------------------------------------------------
Inception to Dec, 1995          +  2.35          -  1.23    +  7.95    +  1.15
--------------------------------------------------------------------------------



[CHART]

--------------------------------------------------------------------------------
          GAM PACIFIC BASIN FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

[The following table represents a Bar Chart in the printed report.]

AVERAGE ANNUAL TOTAL RETURN - CLASS A

                                                  GAM
                        GAM             PACIFIC BASIN                    MSCI
              PACIFIC BASIN                   CLASS A                 PACIFIC
                    CLASS A        (AFTER SALES LOAD)                   INDEX
Year                      %                         %                       %
--------------------------------------------------------------------------------
One Year               4.50                    - 0.72                     2.99
Three Years           19.36                     17.34                    16.54
Five Years            14.60                     13.44                     7.63
Since Inception       11.88                     11.22                     1.98



ANNUAL PERFORMANCE - CLASS A



[CHART]



                                                  GAM
                        GAM             PACIFIC BASIN                    MSCI
              PACIFIC BASIN                   CLASS A                 PACIFIC
                    CLASS A        (AFTER SALES LOAD)                   INDEX
Year                      %                         %                       %
--------------------------------------------------------------------------------
1991                  16.71                     10.88                   11.54
1992                  (0.37)                    (5.35)                 (18.20)
1993                  51.52                     43.94                   35.97
1994                   7.41                      2.04                   13.03
1995                   4.54                     (0.72)                   2.99



THE COMMENT

     The Japanese stock market has been strongly influenced by moves in the currency during 1995, the yen rising to a level of 80 against the US dollar in the summer months, only to fall back below 100 coming into the last quarter of the year. Share prices have generally followed this "V" shaped pattern with the Nikkei Index hitting a low of 14,485.41 in July, only to rebound above the 19,000 mark in December. There are now signs that the economy is starting to improve after several years of stagnation, but it will require a prolonged period of very low interest rates and improving consumer confidence to significantly change the deflationary environment. In comparison, some manufacturing companies appear relatively attractive on a highly selective basis due to a combination of improving demand, cost cutting and the weaker currency.

     With the exception of Hong Kong, which has rebounded, most of the south-east Asian markets have experienced a second year of consolidation with quality earnings, sound management and consistent growth dictating share price levels for individual companies. This broad de-rating is now in its final stages and with the region's economies still experiencing high growth, prospects for equity investment are sound. Electronics companies in Korea and Taiwan, consumer stocks in Indonesia and banks in Thailand and Singapore are among some of the favoured sectors.

     In Australia, investment is still concentrated in major mining houses where demand for base metals is expected to run strongly, particularly given the significant falls in inventories in 1995.





--------------------------------------------------------------------------------
On 14th December, 1995, the Board of Directors of the Fund approved a 10 for 1 stock split which was effected in the form of a stock dividend of 9 shares. In addition, in connection with the dividend, as of 19th December, 1995 the net asset value of the Fund was reduced to one-tenth of its net asset value immediately prior to the stock dividend.

--------------------------------------------------------------------------------
               GAM PACIFIC BASIN FUND -- STATEMENT OF INVESTMENTS
--------------------------------------------------------------------------------

AS AT 31ST DECEMBER, 1995

                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS       DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------

CONVERTIBLES
               HONG KONG
  760,000      Wharf Capital International 5%
                CV 2000-07-15                         824,600         1.49
                                                  -----------        -----
                                                      824,600         1.49
                                                  -----------        -----
               TAIWAN
  500,000      Far Eastern Department Stores
                3% CV 2001                            442,812         0.80
  420,000      United Micro Electronics
                1.25% CV 2004                         532,350         0.96
                                                  -----------        -----
                                                      975,162         1.76
                                                  -----------        -----
TOTAL CONVERTIBLES (COST $1,674,949)                1,799,762         3.25
                                                  -----------        -----

EQUITIES

               AUSTRALIA
 *329,400      Ampolex                                719,790         1.30
   95,500      Broken Hill Proprietary              1,348,628         2.43
   *5,475      CRA New                                 78,944         0.14
   73,000      CRA                                  1,071,038         1.93
  514,000      M.I.M Holdings                         710,577         1.28
 *192,000      Novus Petroleum                        231,181         0.42
  213,500      Pacific BBA                            444,315         0.80
  141,875      WMC                                    911,076         1.64
                                                  -----------        -----
                                                    5,515,549         9.94
                                                  -----------        -----
               HONG KONG
  167,000      Swire Pacific A                      1,295,829         2.34
                                                  -----------        -----
                                                    1,295,829         2.34
                                                  -----------        -----
               INDONESIA
  456,400      Bank Bali (FR)                         898,229         1.62
  404,000      Hero Supermarket (FR)                  865,777         1.56
  454,000      Mayorah Indah (FR)                     327,619         0.59
  157,000      Modern Photo Film (FR)                 909,797         1.64
 *157,000      Mustika Ratu (FR)                      240,324         0.43
                                                  -----------        -----
                                                    3,241,746         5.84
                                                  -----------        -----
               JAPAN
   13,000      Canon                                  235,448         0.43
   19,950      Canon Sales                            531,356         0.96
   16,000      Daiichi Corp. (8199)                   378,111         0.68
      132      DDI Corp.                            1,022,760         1.84
    9,000      Japan Associated Finance               950,121         1.71
    9,000      Japan Oil Transportation                56,659         0.10
   46,000      Joshin Denki                           601,453         1.08
   24,000      Kirin Beverage                         323,099         0.58
   39,000      Matsushita Electric Industrial         634,576         1.14
   84,000      Mitsubishi Estate                    1,049,492         1.89
   15,000      Morita Fire Pump Mfg.                  130,169         0.24
   11,000      Murata Manufacturing                   404,843         0.73
   12,000      Nihon Dempa                            268,475         0.48
   33,000      ORIX Corp.                           1,358,354         2.45
   17,000      Secom                                1,182,179         2.13
   60,000      Sekisui Chemical                       883,293         1.59
  *36,000      Sodick                                 338,208         0.61
   14,600      Sony                                   875,293         1.58
  104,000      Sumitomo Marine & Fire                 854,160         1.54
   66,000      Suzuki Motor                           735,109         1.33
    8,000      Tachihi Enterprise                     262,663         0.47
   35,000      Takeda Chemical                        576,271         1.04
  126,000      Toshiba Corp.                          987,254         1.78
   19,900      Xebio                                  703,488         1.27
                                                  -----------        -----
                                                   15,342,834        27.65
                                                  -----------        -----
               KOREA
   34,000      Hyundai Motor GDR                      510,000         0.92
   18,000      Korea Electric Power ADR               477,000         0.86
   14,000      LG Electronics                         487,270         0.88
     *524      LG Electronics New 1                    17,900         0.03
      268      Samsung Electronics GDS
                (1/2 Voting) 1995                      24,356         0.04
   24,505      Samsung Electronics GDS
                (Non-Voting)                        1,433,542         2.58
    2,810      Samsung Electronics GDS
                (Non-Voting) New                      164,385         0.30
   27,000      Shinhan Bank                           587,230         1.06
   *5,508      Shinhan Bank New 1                     114,811         0.21
                                                  -----------        -----
                                                    3,816,494         6.88
                                                  -----------        -----
               MALAYSIA
  102,500      Genting                                855,613         1.54
  103,000      Hume Industries (Malaysia)             494,783         0.89
                                                  -----------        -----
                                                    1,350,396         2.43
                                                  -----------        -----
               NEW ZEALAND
  463,098      Carter Holt Harvey                     999,076         1.80
  173,800      Telecom Corp. of New Zealand           749,903         1.35
                                                  -----------        -----
                                                    1,748,979         3.15
                                                  -----------        -----
               PHILIPPINES
    9,000      Philippine Long Distance
                Telephone                             488,944         0.88
                                                  -----------        -----
                                                      488,944         0.88
                                                  -----------        -----

--------------------------------------------------------------------------------
         GAM PACIFIC BASIN FUND -- STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS       DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------

               SINGAPORE
  112,750      Development Bank of
                Singapore (FR)                      1,402,899         2.53
  634,000      Kim Eng Holdings                       582,679         1.05
  126,666      Overseas Chinese Banking Corp.
                (FR)                                1,585,004         2.86
  375,000      Wing Tai Holdings                      766,172         1.38
                                                  -----------        -----
                                                    4,336,754         7.82
                                                  -----------        -----
               THAILAND
   65,750      Bumrungrad Hospital (FR)                91,356         0.16
  355,000      Krung Thai Bank (FR)                 1,465,661         2.64
   47,000      Post Publishing (FR)                   261,215         0.47
 *121,000      Sahavirya Steel Industries (FR)        160,917         0.29
  125,010      Thai Farmers Bank (FR)               1,260,522         2.27
  205,000      Thai Glass Industries (FR)             976,578         1.76
  235,500      Thai Military Bank (FR)                953,592         1.72
                                                  -----------        -----
                                                    5,169,841         9.31
                                                  -----------        -----
TOTAL EQUITIES (COST $37,707,300)                  42,307,366        76.24
                                                  -----------        -----
EQUITY WARRANTS

               INDONESIA
  *52,800      Bank Bali (FR) Wts 2000                 23,092         0.04
                                                  -----------        -----
                                                       23,092         0.04
                                                  -----------        -----
               JAPAN
     *710      Canon Sales Wts 1999                   122,435         0.22
     *165      Kyocera Wts 1998                       212,437         0.38
      *90      Olympus Optical Wts 1996                21,375         0.04
     *130      Rohm Wts 1997                           85,052         0.15
     *190      Seino Transportation Wts 1997           68,875         0.12
      *96      Shimano Wts 1996                        47,578         0.09
     *275      Tobu Railway Wts 1998                   96,250         0.17
                                                  -----------        -----
                                                      654,002         1.17
                                                  -----------        -----

               SINGAPORE
  *71,000      Keppel Corporation Wts 1997            323,754         0.58
                                                  -----------        -----
                                                      323,754         0.58
                                                  -----------        -----
TOTAL EQUITY WARRANTS (COST $1,276,216)             1,000,848         1.79
                                                  -----------        -----

SHORT-TERM INVESTMENTS

7,900,000      Toronto-Dominion 5.87% Time
                Deposit 1996-01-02                  7,900,000        14.24
                                                  -----------        -----
                                                    7,900,000        14.24
                                                  -----------        -----
 TOTAL SHORT-TERM INVESTMENTS (COST $7,900,000)     7,900,000        14.24
                                                  -----------        -----
 TOTAL INVESTMENTS (COST $48,558,465**)            53,007,976        95.52
                                                  -----------        -----
 NET CURRENT ASSETS                                 2,483,429         4.48
                                                  -----------        -----
 TOTAL NET ASSETS                                  55,491,405       100.00
                                                  ===========        =====



[The following table represents a Pie Chart in the printed report.]

GEOGRAPHIC ANALYSIS
AS AT 31ST DECEMBER, 1995

SHORT-TERM INVESTMENTS ............14.24%
JAPAN .............................28.82%
AUSTRALIA ......................... 9.94%
THAILAND .......................... 9.31%
SINGAPORE ......................... 8.40%
KOREA ............................. 6.88%
INDONESIA ......................... 5.88%
HONG KONG ......................... 3.83%
NEW ZEALAND ....................... 3.15%
MALAYSIA .......................... 2.43%
TAIWAN ............................ 1.76%
OTHER AREAS ....................... 0.88%
NEW CURRENT ASSETS ................ 4.48%


*  Non-income producing security.
** Cost for federal income tax purposes is $49,998,342.
See notes to financial statements.

--------------------------------------------------------------------------------
                             GAM JAPAN CAPITAL FUND
--------------------------------------------------------------------------------


FUND MANAGEMENT
--------------------------------------------------------------------------------

---------------
|              |    PAUL  S.  KIRKBY  IS  RESPONSIBLE  FOR  INVESTMENTS  IN  THE
|              |    JAPANESE  MARKET.  HE  JOINED  GAM IN 1985 AS A SENIOR  FUND
|   [PHOTO]    |    MANAGER IN HONG KONG,  PRIOR TO THIS HE WORKED FOR NEW JAPAN
|              |    SECURITIES  CO.  LTD IN  TOKYO.  MR.  KIRKBY IS NOW BASED IN
|              |    LONDON HAVING LIVED IN HONG KONG FOR SEVEN YEARS.
|              |
|              |
|              |
----------------


     The Fund's investment objective is long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in Japan. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.


REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FACTS

                                                 GAM JAPAN               AVERAGE
                                                   CAPITAL       TOKYO   1 MONTH
                                                    (AFTER        S.E.   DEPOSIT
                                  GAM JAPAN          SALES       INDEX      RATE
                                    CAPITAL           LOAD)
31st Dec, 95                       US$10.16                   1,577.70
--------------------------------------------------------------------------------
                                          %              %           %         %
--------------------------------------------------------------------------------
Average annual total return:-
--------------------------------------------------------------------------------
1 year to Dec, 1995                  + 6.45         + 1.12     -  1.32   +  6.01
--------------------------------------------------------------------------------
Since inception                      + 1.61         - 1.80     -  5.47   +  5.67
--------------------------------------------------------------------------------


     Performances are calculated on a total return basis. The Fund's inception was on 1st July, 1994. Indications of past performance are not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
          GAM JAPAN CAPITAL FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------



                                     [CHART]



NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The past performance of the index is no indication of the future performance of either the index or the Fund.

     The average annual total return of GAM Japan Capital after deduction of maximum sales charge of 5% was 1.12% for 1 year and -1.80% since inception for the period ending December 31st, 1995.





---------------------
Sources used are the net asset value of the Fund computed daily and Datastream.

The Tokyo Stock Exchange Index (TOPIX) is a capitalization-weighted composite index of approximately 1,200 companies listed on the First section of the Tokyo Stock Exchange. The combined market capitalization of these companies represents approximately 95% of the aggregate market value of the First and Second Section. The percentage change in the value of the index is calculated on a total return basis with dividends reinvested.



THE COMMENT

     After six difficult years and many false dawns prospects are finally beginning to improve. By the middle of this year the market had fallen back to the precarious lows of 1992 which forced aggressive action from the financial authorities. Interest rates were driven down to record lows, short rates fell to 1/2%, while foreign currency intervention by the Bank of Japan finally reined in the overvalued yen. Action by the Ministry of Finance to boost exports of capital to further weaken the yen, combined with efforts to encourage a speedier solution to the bad debt problems of the banking system, suggest that the dangers of an accelerating deflationary spiral are now in the past.

     Prospects have improved but optimism is still tempered by valuation concerns: because of the need to defend the banks, stocks were never allowed to fall to bargain levels. Moreover, although prospects for the economy in 1996 would appear better than for some time, progress in restructuring the financial system and opening up the economy could still prove frustratingly slow. Your Fund continues to focus on value and avoid large parts of the market regardless of their weighting in the index. Currently investments are concentrated in the areas of technology, retailing and more recently financials, excluding the banks. With interest rates likely to remain low and the trade surplus having peaked the Fund continues to be cautious about the prospects for the yen. The Fund is currently 70% hedged back into the dollar.





--------------------------------------------------------------------------------
On 14th December, 1995, the Board of Directors of the Fund approved a 10 for 1 stock split which was effected in the form of a stock dividend of 9 shares. In addition, in connection with the dividend, as of 19th December, 1995 the net asset value of the Fund was reduced to one-tenth of its net asset value immediately prior to the stock dividend.

--------------------------------------------------------------------------------
               GAM JAPAN CAPITAL FUND -- STATEMENT OF INVESTMENTS
--------------------------------------------------------------------------------
AS AT 31ST DECEMBER, 1995
                                                       MARKET            %
                                                        VALUE           OF
HOLDINGS       DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------
ADJUSTABLE RATE INDEX NOTES
       +       DLJ ARIN, Indexed to 2,000 shares,
                Fuji Bank 1996-12-14                   44,552         0.33
                                                  -----------        -----
                                                       44,552         0.33
                                                  -----------        -----
TOTAL ADJUSTABLE RATE INDEX NOTES                      44,552         0.33
 (COST $45,121)                                   -----------        -----

EQUITIES
               APPLIANCES & HOUSEHOLD DURABLES
    2,000      Itoki Crebio                            15,496         0.11
    5,500      Sony                                   329,734         2.42
                                                  -----------        -----
                                                      345,230         2.53
                                                  -----------        -----
               AUTOMOBILES
   20,000      Suzuki Motor                           222,760         1.64
                                                  -----------        -----
                                                      222,760         1.64
                                                  -----------        -----
               BEVERAGES & TOBACCO
   *8,000      Circle K Japan                         352,542         2.60
   10,000      Kirin Beverage                         134,625         0.98
    1,000      Mikuni Coca-Cola Bottling               13,656         0.10
                                                  -----------        -----
                                                      500,823         3.68
                                                  -----------        -----
               BUSINESS & PUBLIC SERVICES
    4,800      Credit Saison                          114,363         0.84
      400      NIC Corp.                                5,656         0.04
    3,200      Nihon Jumbo                            111,884         0.82
    8,000      Wesco                                  193,705         1.42
                                                  -----------        -----
                                                      425,608         3.12
                                                  -----------        -----
               CHEMICALS
    3,000      Teikoku Hormone Manufacturing           43,583         0.32
                                                  -----------        -----
                                                       43,583         0.32
                                                  -----------        -----
               CONSTRUCTION & HOUSING
   10,000      Almetax Manufacturing                  115,254         0.85
    2,000      Chodai                                  65,860         0.49
      400      Ishiguro Homa                            7,090         0.05
    1,000      Japan Engineering Consultants           17,918         0.13
   22,000      Sansei Yusoki                          304,697         2.24
                                                  -----------        -----
                                                      510,819         3.76
                                                  -----------        -----
               ELECTRICAL & ELECTRONICS
   15,000      Anritsu                                162,712         1.20
   16,000      NEC Corp.                              195,254         1.44
    3,000      Nihon Dempa                             67,119         0.49
   17,600      Nippon Denwa Shisetsu                  136,879         1.01
    4,030      Okinawa Electric Power                 108,898         0.80
    9,000      Omron                                  207,458         1.53
    7,000      Secom                                  486,780         3.58
    1,500      Shinko Electric Industries              60,436         0.43
   52,000      Toshiba Corp.                          407,438         3.00
                                                  -----------        -----
                                                    1,832,974        13.48
                                                  -----------        -----

               ELECTRONIC COMP. & INSTRUMENTS
    2,000      TDK Corp.                              102,082         0.75
                                                  -----------        -----
                                                      102,082         0.75
                                                  -----------        -----

               FINANCIAL SERVICES
   *7,000      Credia                                 187,797         1.38
    7,000      Hitachi Credit                         126,780         0.93
    3,000      Japan Associated Finance               316,707         2.33
    5,000      Nichiei (8577)                         372,881         2.74
    1,500      Shohkoh Fund                           281,840         2.08
                                                  -----------        -----
                                                    1,286,005         9.46
                                                  -----------        -----
               HEALTH & PERSONAL CARE
    4,000      Amway (Japan)                          168,910         1.24
    8,000      Banyu Pharmaceutical                    98,402         0.73
   16,000      Eisai                                  280,484         2.06
   10,200      Santen Pharmaceutical                  231,167         1.70
   *3,000      Sawai Pharmaceutical                   103,148         0.76
    6,000      Takeda Chemical                         98,789         0.73
    3,000      Towa Pharmaceutical                    110,412         0.80
                                                  -----------        -----
                                                    1,091,312         8.02
                                                  -----------        -----
               INDUSTRIAL COMPONENTS
   11,000      Okamura Corp.                           84,165         0.62
    5,000      Rinnai                                 116,707         0.86
    3,000      Sumida Electric                         36,610         0.27
                                                  -----------        -----

                                                      237,482         1.75
                                                  -----------        -----
               INSURANCE
   36,000      Dai Tokyo Fire & Marine Insurance      274,751         2.02
   46,000      Sumitomo Marine & Fire                 377,801         2.78
    9,000      Tokio Marine & Fire Insurance          117,675         0.87
                                                  -----------        -----
                                                      770,227         5.67
                                                  -----------        -----

--------------------------------------------------------------------------------
         GAM JAPAN CAPITAL FUND -- STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                       MARKET            %
                                                        VALUE           OF
 HOLDINGS      DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------
               MACHINERY & ENGINEERING
   17,000      Amada                                  167,942         1.24
    3,000      Amada Metrecs                           47,942         0.35
   10,000      Komatsu Forklift                        66,344         0.49
   42,000      Mitsubishi Heavy Industries            334,780         2.46
   *2,000      Sodick                                  18,789         0.14
   22,000      Takuma                                 300,436         2.21
    4,000      Tsubakimoto Precision Products          55,400         0.40
                                                  -----------        -----
                                                      991,633         7.29
                                                  -----------        -----
               MERCHANDISING
    6,000      Joshin Denki                            78,450         0.58
    5,000      Jusco                                  130,266         0.96
   20,000      Marui                                  416,465         3.07
   10,300      Xebio                                  364,116         2.66
                                                  -----------        -----
                                                      989,297         7.27
                                                  -----------        -----
               REAL ESTATE
   15,000      Daiwa Kosho Lease                      149,637         1.10
    9,800      ORIX Corp.                             403,390         2.97
    2,000      Tachihi Enterprise                      65,666         0.48
   15,000      TOC                                    149,637         1.10
                                                  -----------        -----
                                                      768,330         5.65
                                                  -----------        -----
               RECREATION,
                OTHER CONSUMER GOODS
   17,000      Canon                                  307,893         2.27
   12,000      Fuji Photo Film                        346,344         2.55
    5,000      Nissha Printing                         74,092         0.55
                                                  -----------        -----
                                                      728,329         5.37
                                                  -----------        -----
               TELECOMMUNICATIONS
   9,000       Broadcasting System of Niigata          113,317         0.83
      26       DDI Corp.                              201,453         1.48
                                                  -----------        -----
                                                      314,770         2.31
                                                  -----------        -----

               WHOLESALE & INTERNATIONAL TRADE
    1,000      Itoki                                    5,724         0.04
   35,000      Nissho Iwai                            179,661         1.32
    3,000      Royal                                  100,242         0.74
                                                  -----------        -----
                                                      285,627         2.10
                                                  -----------        -----

TOTAL EQUITIES (COST $10,865,104)                  11,446,891        84.17
                                                  -----------        -----
EQUITY WARRANTS

               ELECTRICAL & ELECTRONICS
      *50      Rohm Wts 1997                           32,712         0.24
                                                  -----------        -----
                                                       32,712         0.24
                                                  -----------        -----
               ELECTRONIC COMP. & INSTRUMENTS
      *35      Kyocera Wts 1998                        45,063         0.33
                                                  -----------        -----
                                                       45,063         0.33
                                                  -----------        -----
               INDUSTRIAL COMPONENTS
      *20      Shimano Wts 1996                         9,912         0.07
                                                  -----------        -----
                                                        9,912         0.07
                                                  -----------        -----
               MACHINERY & ENGINEERING
      *35      Toyo Engineering Wts 1997                9,625         0.07
                                                  -----------        -----
                                                        9,625         0.07
                                                  -----------        -----
               RECREATION,
                OTHER CONSUMER GOODS
     *150      Canon Sales Wts 1997                    15,988         0.12
     *190      Canon Sales Wts 1999                    32,764         0.24
                                                  -----------        -----
                                                       48,752         0.36
                                                  -----------        -----
               TRANSPORATION - ROAD & RAIL
      *30      Seino Transporation Wts 1997            10,875         0.08
                                                  -----------        -----
                                                       10,875         0.08
                                                  -----------        -----
TOTAL EQUITY WARRANTS (COST $214,315)                 156,939         1.15
                                                  -----------        -----
SHORT-TERM INVESTMENTS

  400,000      Toronto-Dominion 5.87% Time
                Deposit 1996-01-02                    400,000         2.94
                                                  -----------        -----
                                                      400,000         2.94
                                                  -----------        -----
TOTAL SHORT-TERM INVESTMENTS
 (COST $400,000)                                      400,000         2.94
                                                  -----------        -----
TOTAL INVESTMENTS (COST $11,524,540**)             12,048,382        88.59
                                                  -----------        -----
NET CURRENT ASSETS                                  1,551,621        11.41
                                                  -----------        -----
TOTAL NET ASSETS                                   13,600,003       100.00
                                                  ===========        =====


*  Non-income producing security.
** Cost for federal income tax purposes is $11,702,952.
+ Adjustable rate index notes are inversely indexed to the value of the underlying security.
See notes to financial statements.

--------------------------------------------------------------------------------
                             GAM ASIAN CAPITAL FUND
--------------------------------------------------------------------------------


FUND MANAGEMENT
--------------------------------------------------------------------------------

---------------
|              |    ADRIAN  L. CANTWELL  IS   RESPONSIBLE   FOR  ASIA  EX  JAPAN
|              |    PORTFOLIOS.  PRIOR TO JOINING  GAM IN 1990 HE WAS A DIRECTOR
|   [PHOTO]    |    OF GARTMORE LIMITED,  HONG KONG,  RESPONSIBLE FOR SOUTH EAST
|              |    ASIAN  INVESTMENT.  HE WAS  EDUCATED  AT THE  UNIVERSITY  OF
|              |    CARDIFF. MR. CANTWELL HAS LIVED IN HONG KONG SINCE 1984.
|              |
|              |
|              |
----------------


     The Fund's investment objective is long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in Asia other than Japan. Countries in Asia include Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Myanmar, Pakistan, Bangladesh and Sri Lanka. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.


REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FACTS


                                            GAM ASIAN          MSCI
                                              CAPITAL      COMBINED      AVERAGE
                                   GAM         (AFTER      FAR EAST      1 MONTH
                                 ASIAN          SALES         INDEX      DEPOSIT
                               CAPITAL           LOAD)    (EX JAPAN)        RATE
31st Dec, 95                   US$9.53                       302.02
--------------------------------------------------------------------------------
                                     %              %             %            %
--------------------------------------------------------------------------------
INCEPTION TO DEC, 1995          - 4.25         - 9.04        - 1.51       + 3.75
--------------------------------------------------------------------------------



     Performances are calculated on a total return basis. During the quarter, a dividend was paid of US$0.04. The Fund's inception was on 12th May, 1995. Indications of past performance are not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
          GAM ASIAN CAPITAL FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------



[CHART]



NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance of the index is no indication of the future performance of either the index or the Fund.

     The average annual total return of GAM Asian Capital after deduction of maximum sales charge of 5% was - 9.04% since inception for the period ending 31st December, 1995.



---------------------
Sources used are the net asset value of the Fund which is computed daily and Datastream.

The MSCI Combined Far East Index (ex Japan) is an arithmetical average weighted by market value of the performance of some 400 securities listed on the stock exchanges of Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore,
Taiwan and Thailand. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges of the above 8 countries. The percentage change in the value of the index includes dividends reinvested.



THE COMMENT

     In 1995, faster than expected economic growth, particularly in the south-east Asian countries of Malaysia, Thailand and Indonesia, resulted in a general tightening of macroeconomic policies. As a result, most Asian domestic investors found their own equity markets relatively unattractive as an asset class. Foreign investors, meanwhile, have had their attention deflected not only towards the nascent recovery in Japan, but more so towards the record breaking performance of the bigger global equity markets in America and Europe.
Consequently, with little, if any, new money entering the region, the performance of equities in the final quarter of 1995 has been subdued. Additionally, the supply of new equity issues has also had the effect of depressing share prices.

     Looking forward, those familiar with Asia currently recognise that the price one is being asked to pay to participate in Asia's growth prospects is, in general, as low as it has been for several years. The economic foundations of Asia's success are still in place whilst the trough, in 1996, of the current corporate earnings cycle is already being discounted. Excellent long-term value has now reappeared in many of the larger capitalised companies across the region. It is in these blue chips of Asia that the Fund is now being concentrated, as they are usually the initial beneficiaries of investors' cash when Asia returns to favour. Sectoral investment themes from the past are still attractive for the future, particularly consumer, banking, telecommunications and electronics and later in the cycle, property will also return to favour.




--------------------------------------------------------------------------------
On 14th December, 1995, the Board of Directors of the Fund approved a 10 for 1 stock split which was effected in the form of a stock dividend of 9 shares. In addition, in connection with the dividend, as of 19th December, 1995 the net asset value of the Fund was reduced to one-tenth of its net asset value immediately prior to the stock dividend.

--------------------------------------------------------------------------------
               GAM ASIAN CAPITAL FUND -- STATEMENT OF INVESTMENTS
--------------------------------------------------------------------------------
AS AT 31ST DECEMBER, 1995


                                                       MARKET            %
                                                        VALUE           OF
 HOLDINGS      DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------
CONVERTIBLES

               TAIWAN
   60,000      U-Ming Marine 1.5% CV 2001              53,550         0.96
  110,000      United Micro Electronics 1.25%
                CV 2004                               139,425         2.51
   20,000      United Micro Electronics 1.25%
                CV 2004                                25,350         0.46
   60,000      Yang Ming Marine Transport 2%
                CV 2001-10-06                          63,300         1.14
                                                  -----------        -----
                                                      281,625         5.07
                                                  -----------        -----
TOTAL CONVERTIBLES (COST $345,710)                    281,625         5.07
                                                  -----------        -----
EQUITIES

               AUSTRALIA
    3,500      Freeport McMoran Copper &
                Gold A                                 98,000         1.76
                                                  -----------        -----
                                                       98,000         1.76
                                                  -----------        -----
               CHINA
  *12,000      Acer GDR                               159,000         2.86
   *3,500      Siliconware Precision Industries
                GDR                                    57,750         1.04
                                                  -----------        -----
                                                      216,750         3.90
                                                  -----------        -----
               HONG KONG
   74,000      Cathay Pacific Airways                 112,926         2.03
  230,000      CDL Hotels                             117,491         2.11
   48,000      First Pacific Company                   53,075         0.95
  160,000      JCG Holdings                           116,909         2.10
  208,000      Li & Fung                              185,606         3.34
                                                  -----------        -----
                                                      586,007        10.53
                                                  -----------        -----
               INDONESIA
   34,500      Aneka Kimia Raya (FR)                   75,443         1.35
 *107,500      Asahimas Flat Glass (FR)               104,609         1.88
   25,850      Bank Bali (FR)                          50,875         0.91
    6,000      Hanjaya Mandala Sampoerna (FR)          62,454         1.12
   44,000      Sekar Bumi (FR)                         38,487         0.69
   31,000      Sorini Corp. (FR)                      150,492         2.71
  *39,000      Telekomunikasi Indonesia (FR)           51,170         0.92
    6,000      Tri Polyta Indonesia ADR                82,500         1.48
                                                  -----------        -----
                                                      616,030         11.06
                                                  -----------        -----
               KOREA
    4,000      Hyundai Motor GDR                       60,000         1.08
    5,000      Korea Electric Power ADR               132,500         2.38
   *3,000      Samsung Electronics GDS
                (Non Voting)                          175,500         3.16
                                                  -----------        -----
                                                      368,000         6.62
                                                  -----------        -----
               NEW ZEALAND
   64,000      Carter Holt Harvey                     138,072         2.48
   20,000      Fernz Corporation                       52,823         0.95
   32,000      Fisher & Paykel                         97,278         1.75
   44,000      Fletcher Challenge - Ordinary
                Division - NZ$                        101,540         1.83
   51,000      Helicopter Line                        110,026         1.98
  109,000      Whitcoulls Group                       135,392         2.43
                                                  -----------        -----
                                                      635,131         11.42
                                                  -----------        -----
               PHILIPPINES
    2,600      Philippine Long Distance
                Telephone ADR                         140,725         2.53
                                                  -----------        -----
                                                      140,725         2.53
                                                  -----------        -----
               SINGAPORE
   20,000      DBS Land                                67,586         1.22
    7,000      Development Bank of Singapore (FR)      87,098         1.57
   25,000      Kim Eng Holdings                        22,976         0.41
   13,000      Singapore Airlines (FR)                121,315         2.18
   60,000      ST Computer Systems Services (FR)       50,901         0.92
   35,000      Wing Tai Holdings                       71,509         1.29
                                                  -----------        -----
                                                      421,385         7.59
                                                  -----------        -----
               TAIWAN
   *6,000      China Steel GDR                        100,500         1.81
  *10,179      GVC Corp. GDR                           89,066         1.60
  *15,000      Yageo Corp. GDR                        138,750         2.50
                                                  -----------        -----
                                                      328,316         5.91
                                                  -----------        -----
               THAILAND
    8,000      Bangkok Bank (FR)                       97,181         1.75
   21,000      Krung Thai Bank (FR)                    86,701         1.56
   14,000      Siam Commercial Bank (FR)              184,518         3.32
    7,000      Thai Farmers Bank (FR)                  70,584         1.27
   36,000      Thai Glass Industries (FR)             171,497         3.08
   36,000      Thai Military Bank (FR)                145,772         2.62
  *60,000      Thai Reinsurance (FR)                  228,662         4.11
                                                  -----------        -----
                                                      984,915         17.71
                                                  -----------        -----
TOTAL EQUITIES (COST $4,533,877)                    4,395,259         79.03
                                                  -----------        -----

EQUITY FUNDS

               HONG KONG
   *6,000      Formosa Growth Fund                     79,500         1.43
                                                  -----------        -----
                                                       79,500         1.43
                                                  -----------        -----

--------------------------------------------------------------------------------
         GAM ASIAN CAPITAL FUND -- STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------


                                                       MARKET            %
                                                        VALUE           OF
 HOLDINGS      DESCRIPTION                                US$         FUND
--------------------------------------------------------------------------
               TAIWAN
  *10,000      ROC Taiwan Fund                        105,000         1.89
       *1      Taipei Fund B IDR                       75,500         1.36
    3,750      Taiwan Fund                             76,875         1.38
                                                  -----------        -----
                                                      257,375         4.63
                                                  -----------        -----
TOTAL EQUITY FUNDS (COST $336,234)                    336,875         6.06
                                                  -----------        -----

EQUITY WARRANTS

               INDONESIA
   *2,200      Bank Bali (FR) Wts 2000                    962         0.02
                                                  -----------        -----
                                                          962         0.02
                                                  -----------        -----
               SINGAPORE
  *25,000      Kim Eng Holdings Wts 1997                9,190         0.17
                                                  -----------        -----
                                                        9,190         0.17
                                                  -----------        -----
TOTAL EQUITY WARRANTS (COST $9,441)                    10,152         0.19
                                                  -----------        -----
SHORT-TERM INVESTMENTS

  300,000      Toronto-Dominion 5.87% Time
                Deposit 1996-01-02                    300,000         5.40
                                                  -----------        -----
                                                      300,000         5.40
                                                  -----------        -----
TOTAL SHORT-TERM INVESTMENTS (COST $300,000)          300,000         5.40
                                                  -----------        -----
TOTAL INVESTMENTS (COST $5,525,262**)               5,323,911        95.75
                                                  -----------        -----
NET CURRENT ASSETS                                    236,504         4.25
                                                  -----------        -----
TOTAL NET ASSETS                                    5,560,415       100.00
                                                  ===========        =====


*  Non-income producing security.
** Cost for federal income tax purposes is $5,535,362.
See notes to financial statements.


[The following table represents a Pie Chart in the printed report.]

GEOGRAPHIC ANALYSIS
AS AT 31ST DECEMBER, 1995

THAILAND ..........................17.71%
NEW ZEALAND .......................11.42%
TAIWAN ............................15.61%
INDONESIA .........................11.08%
HONG KONG .........................11.96%
SINGAPORE ......................... 7.76%
KOREA ............................. 6.62%
CHINA ............................. 3.90%
AUSTRALIA ......................... 1.76%
OTHER AREAS ....................... 2.53%
SHORT-TERM INVESTMENTS ............ 5.40%
NET CURRENT ASSETS ................ 4.25%

--------------------------------------------------------------------------------
                             GAM NORTH AMERICA FUND
--------------------------------------------------------------------------------


FUND MANAGEMENT
--------------------------------------------------------------------------------

---------------
|              |    FAYEZ  SAROFIM  IS THE  INVESTMENT  ADVISER  FOR  GAM  NORTH
|              |    AMERICA  FUND.  FROM  1951 TO 1958 MR.  SAROFIM  WORKED  FOR
|   [PHOTO]    |    ANDERSON,  CLAYTON & CO.  AND HIS LAST  ASSIGNMENT  WITH THE
|              |    COMPANY  WAS AS  ASSISTANT  TO THE  PRESIDENT.  IN 1958  MR.
|              |    SAROFIM  FOUNDED  FAYEZ SAROFIM AND CO. AND IS THE PRESIDENT
|              |    AND CHAIRMAN OF THE BOARD. HE IS ALSO A DIRECTOR OF TELEDYNE
|              |    INC.; ARGONAUT GROUP; UNITRIN, INC. AND EXOR GROUP.
|              |
----------------



     The Fund's investment objective is long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in the United States and Canada. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.


REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FACTS


                                                    GAM
                                          NORTH AMERICA                  AVERAGE
                                                 (AFTER         S & P    1 MONTH
                                       GAM        SALES          COMP    DEPOSIT
                             NORTH AMERICA         LOAD)        INDEX       RATE

31st Dec, 95                      US$11.93                     615.93
--------------------------------------------------------------------------------
                                         %             %            %          %
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN:-
--------------------------------------------------------------------------------
1 year to Dec, 1995                 +30.90        +24.35       +37.60    +  6.01
--------------------------------------------------------------------------------
5 years to Dec, 1995                +12.05        +10.90      + 16.60    +  4.68
--------------------------------------------------------------------------------
Since inception                     +10.34         +9.40       +13.06     + 5.31
--------------------------------------------------------------------------------



     Performances are calculated on a total return basis. During the quarter, a dividend was paid of US.$0.04. The Fund's inception was on 1st January, 1990. Indications of past performance are not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
          GAM NORTH AMERICA FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------



[CHART]



NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The past performance of the index is no indication of the future performance of either the index or the Fund.

     The average annual total return of GAM North America after deduction of maximum sales charge of 5% was 24.35% for 1 year, and 10.90% for 5 years and 9.40% since inception for the period ending December 31st, 1995.




---------------------
Sources used are the net asset value of the Fund computed daily and Datastream.

The Standard & Poor's Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The percentage change in the value of the index includes dividends reinvested.




[The following table represents a Bar Chart in the printed report.]

AVERAGE ANNUAL TOTAL RETURN


                                                  GAM                    S & P
                        GAM             NORTH AMERICA                     COMP
              NORTH AMERICA         (AFTER SALES LOAD)                   INDEX
Year                      %                         %                        %
--------------------------------------------------------------------------------
One Year              30.90                     24.35                     37.60
Three Years            9.69                      7.83                     15.21
Five Years            12.05                     10.90                     16.52
Since Inception       10.34                      9.40                     13.06



ANNUAL PERFORMANCE



[CHART]



                                                  GAM                    S & P
                        GAM             NORTH AMERICA                     COMP
              NORTH AMERICA         (AFTER SALES LOAD)                   INDEX
Year                      %                         %                        %
--------------------------------------------------------------------------------
1991                  30.69                     24.16                    30.52
1992                   2.42                     (2.70)                    7.65
1993                  (2.09)                    (6.99)                   10.07
1994                   2.97                     (2.18)                    1.27
1995                  30.90                     24.35                    37.60

--------------------------------------------------------------------------------
                             GAM NORTH AMERICA FUND
--------------------------------------------------------------------------------

THE COMMENT

     We expect that average annual GDP growth will weaken to a range of 2.0-2.5% in 1996, with inflation coming in below 3.0%. If our outlook is incorrect, it is possible that growth and inflation will fall below our expectations, particularly in the first half of 1996. However, we do not expect the economy to lapse into recession. We see enough current pockets of strength to propel the economy, in spite of the outlook for a weak holiday season. In our view, the Federal Reserve's pre-emptive move against inflation in early 1994, before inflationary pressures had been built irrevocably into the current economic cycle, was a key factor behind the successful transition into a lengthened cycle, with little evidence of pricing pressure in wage settlements or at the producer or consumer levels.

     The economy will need the stimulative effect of lower rates in the first half of 1996, particularly if fiscal restraint is factored along with a debt-laden consumer and stagnant export growth, due to weakness among the US's principal trading partners. Although US equity markets have had outstanding performance in 1995, there have been sharp reversals in such sectors as technology and many issues have underperformed. Stock selection and portfolio strategy to focus on high quality, global, industry leaders benefited results. Portfolio performance was led by the consumer non-durables and healthcare sectors with the most positive impact from shares of Coca-Cola, Merck, Johnson & Johnson, Philip Morris, Pfizer, Gillette, PepsiCo and Procter & Gamble. Shares of General Electric, 3M and Berkshire Hathaway were also strong.


--------------------------------------------------------------------------------
On 14th December, 1995, the Board of Directors of the Fund approved a 10 for 1 stock split which was effected in the form of a stock dividend of 9 shares. In addition, in connection with the dividends, as of 19th December, 1995 the net asset value of the Fund was reduced to one-tenth of its net asset value immediately prior to the stock dividend.



STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 1995

                                                 MARKET             %
                                                  VALUE            OF
      HOLDINGS    DESCRIPTION                       US$          FUND
 --------------------------------------------------------------------
 EQUITIES
                  AUTOMOBILES
         1,000    Chrysler                       55,375          0.93
         3,918    Ford Motor                    113,622          1.90
                                              ---------        ------
                                                168,997          2.83
                                              ---------        ------
                  BANKING
         2,200    Chemical Banking Corp.        129,250          2.16
         3,000    Citicorp                      201,750          3.37
                                              ---------        ------
                                                331,000          5.53
                                              ---------        ------
                  BEVERAGE & TOBACCO
         1,000    Anheuser-Busch                 66,875          1.12
         5,500    Coca-Cola                     408,375          6.83
         3,500    PepsiCo                       195,563          3.27
         3,800    Philip Morris                 343,900          5.75
                                              ---------        ------
                                              1,014,713         16.97
                                              ---------        ------
                  BROADCASTING & PUBLISHING
           700    McGraw-Hill                    60,988          1.02
           500    Reader's Digest
                    Association A                25,625          0.43
                                              ---------        ------
                                                 86,613          1.45
                                              ---------        ------
                  BUSINESS & PUBLIC SERVICES
           300    WMX Technologies                8,963          0.15
                                              ---------        ------
                                                  8,963          0.15
                                              ---------        ------
                  CHEMICALS
         1,700    Dow Chemical                  119,637          2.00
         2,000    DuPont de Nemours             139,750          2.34
         2,500    International Flavors &
                    Fragrances                  120,000          2.01
                                              ---------        ------
                                                379,387          6.35
                                              ---------        ------
                  ELECTRICAL & ELECTRONICS
         1,000    Emerson Electric               81,750          1.37
         3,800    General Electric (USA)        273,600          4.57
                                              ---------        ------
                                                355,350          5.94
                                              ---------        ------
                  ELECTRICAL COMP. &
                    INSTRUMENTS
         1,500    General Motors E               78,000          1.30
         1,500    Intel Corp.                    85,125          1.42
         1,000    Motorola                       57,000          0.95
         1,800    Rockwell International         95,175          1.59
                                              ---------        ------
                                                315,300          5.26
                                              ---------        ------

--------------------------------------------------------------------------------
         GAM NORTH AMERICA FUND -- STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                 MARKET             %
                                                  VALUE            OF
      HOLDINGS    DESCRIPTION                       US$          FUND
 --------------------------------------------------------------------
                  ENERGY SOURCES
         2,500    Chevron Corp.                 131,250          2.19
         1,700    Exxon Corp.                   136,212          2.28
         1,400    Mobil                         156,800          2.62
                                              ---------        ------
                                                424,262          7.09
                                              ---------        ------
                  FINANCIAL SERVICES
         1,000    Federal National Mortgage     124,125          2.08
                                              ---------        ------
                                                124,125          2.08
                                              ---------        ------
                  FOOD & HOUSEHOLD PRODUCTS
         1,700    Kellogg                       131,325          2.20
         2,000    McDonald's Corp.               90,250          1.51
         2,500    Proctor & Gamble              207,500          3.47
                                              ---------        ------
                                                429,075          7.18
                                              ---------        ------
                  FOREST PRODUCTS & PAPER
         2,000    International Paper            75,750          1.27
                                              ---------        ------
                                                 75,750          1.27
                                              ---------        ------
                  HEALTH & PERSONAL CARE
         3,000    Abbott Laboratories           125,250          2.09
         1,500    American Home Products        145,500          2.43
       * 1,000    Estee Lauder A                 34,875          0.58
         3,500    Gillette                      182,438          3.05
         2,500    Johnson & Johnson             214,062          3.58
         4,500    Merck                         295,875          4.95
         3,000    Pfizer                        189,000          3.16
                                              ---------        ------
                                              1,187,000         19.84
                                              ---------        ------
                  INSURANCE
         2,800    American General               97,650          1.63
                                              ---------        ------
                                                 97,650          1.63
                                              ---------        ------
                  LEISURE & TOURISM
         1,500    Walt Disney                    88,500          1.48
                                              ---------        ------
                                                 88,500          1.48
                                              ---------        ------
                  MERCHANDISING
           800    American Stores                21,400          0.36
           * 6    Berkshire Hathaway            192,600          3.22
         3,000    Wal-Mart Stores                67,125          1.12
         3,000    Walgreen                       89,625          1.50
                                              ---------        ------
                                                370,750          6.20
                                              ---------        ------
                  MULTI-INDUSTRY
         1,800    AlliedSignal                   85,500          1.43
         2,000    Minnesota Mining &
                    Manufacturing               132,500          2.22
                                              ---------        ------
                                                218,000          3.65
                                              ---------        ------
                  RECREATION,
                    OTHER CONSUMER GOODS
         1,500    Eastman Kodak                 100,500          1.68
                                              ---------        ------
                                                100,500          1.68
                                              ---------        ------
                  TELECOMMUNICATIONS
         1,300    A T & T                        84,175          1.41
                                              ---------        ------
                                                 84,175          1.41
                                              ---------        ------
                  TRANSPORTATION -
                    ROAD & RAIL
         1,200    Norfolk Southern               95,249          1.59
           800    Union Pacific                  52,800          0.88
                                              ---------        ------
                                                148,049          2.47
                                              ---------        ------
 TOTAL EQUITIES (COST $4,799,225)             6,008,159        100.46
                                              ---------        ------
 TOTAL INVESTMENTS (COST $4,799,225**)        6,008,159        100.46
                                              ---------        ------
 NET CURRENT ASSETS                             (27,405)        (0.46)
                                              ---------        ------
 TOTAL NET ASSETS                             5,980,754        100.00
                                              =========        ======



 *  Non-income producing security.
 ** Cost for federal income tax purposes is identical.
 See notes to financial statements.

--------------------------------------------------------------------------------
                              GAMERICA CAPITAL FUND
--------------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------


----------------    GORDON GRENDER HAS BEEN  ASSOCIATED  WITH GAM SINCE 1983 AND
|              |    IS ADVISER TO  GAMERICA.  HE HAS BEEN  ACTIVELY  INVOLVED IN
|              |    FUND  MANAGEMENT IN NORTH AMERICAN STOCK MARKETS SINCE 1974.
|              |    MR.  GRENDER IS A DIRECTOR OF GAM  INTERNATIONAL  MANAGEMENT
|   [PHOTO]    |    LIMITED.
|              |
|              |
|              |
|              |
|              |
----------------


     The Fund's investment objective is long-term capital appreciation, generally through investment in equity securities issued by companies with principal offices in the United States. However, if the Fund determines that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, it may be substantially invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.



REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FACTS
                                             GAMERICA
                                              CAPITAL                    AVERAGE
                                               (AFTER          S&P       1 MONTH
                                GAMERICA        SALES         COMP       DEPOSIT
                                 CAPITAL        LOAD)        INDEX          RATE

31 Dec, 95                      US$10.03                    615.93
--------------------------------------------------------------------------------
                                       %            %             %            %
--------------------------------------------------------------------------------
Inception to Dec, 1995            + 1.38       - 3.69       + 19.03       + 3.75
--------------------------------------------------------------------------------

     Performances are calculated on a total return basis. During the period, a dividend was paid of US.$0.11. The Fund's inception was on 12th May, 1995. Indications of past performance are not necessarily indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
           GAMERICA CAPITAL FUND -- REPORT TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------





[CHART]





NOTE: The graph compares the performance results of a hypothetical $10,000 investment in the Fund and a comparable index. The performance of the Fund is also shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The past performance of the index is no indication of the future performance of either the index or the Fund.

     The average annual total return of GAMerica Capital after deduction of maximum sales charge of 5% was -3.69% since inception for the period ending December 31st, 1995.


---------------------
Sources used are the net asset value of the Fund which is computed daily and Datastream.

The Standard & Poor's Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The percentage change in the value of the index includes dividends reinvested



The Comment

     1995 was an exceptional year for the US stock market. Large gains in corporate profits together with lower interest rates resulted in one of the strongest markets seen for many years.

     At the beginning of the year there was a feeling that rising interest rates would push the economy into recession. As the automobile and housing industries showed signs of slowing the fear of further Federal Reserve tightening abated and long-term interest rates peaked. At the start of the second quarter the economy initially showed signs of slowing but then rebounded further.

     The large gain in corporate profits in this fourth year of economic expansion has continued through recent fast and slow growth periods largely due to profit margin expansion. The main driving force has been improvement in manufacturing technologies. The fall in the cost of computer technology has not only cut direct costs but has improved production efficiency. It now appears that higher levels of capacity utilisation are not resulting in lower profits or rising prices, in contrast to the experience in previous cycles.

     Further easing of interest rates by the Federal Reserve is anticipated by the stock market and will probably occur after the resolution of the Budget impasse. Credit Card debt problems are becoming apparent, but may prove less of a problem than in the past. Earnings growth has probably peaked and the historically very high current rates of returns enjoyed by US companies are not likely to continue. Nevertheless while we believe fairly high short-term volatility should be expected, in the longer term the outlook for the US stock market is good.

--------------------------------------------------------------------------------
On 14th December, 1995, the Board of Directors of the Fund approved a 10 for 1 stock split which was effected in the form of a stock dividend of 9 shares. In addition, in connection with the dividend, as of 19th December, 1995 the net asset value of the Fund was reduced to one-tenth of its net asset value immediately prior to the stock dividend.

--------------------------------------------------------------------------------
               GAMERICA CAPITAL FUND -- STATEMENT OF INVESTMENTS
--------------------------------------------------------------------------------

AS OF DECEMBER, 1995
                                                MARKET           %
                                                 VALUE          OF
 HOLDINGS   DESCRIPTION                            US$        FUND
 -----------------------------------------------------------------
 EQUITIES
            BEVERAGES & TOBACCO
    2,000   American Brands                     89,250        2.95
                                             ---------      ------
                                                89,250        2.95
                                             ---------      ------
            BUSINESS & PUBLIC SERVICES
  *10,000   Regency Health Services            101,250        3.34
  *26,400   Titan Corp.                        188,100        6.21
                                             ---------      ------
                                               289,350        9.55
                                             ---------      ------
            CONSTRUCTION & HOUSING
  *12,500   Palm Harbor Homes                  271,875        8.98
                                             ---------      ------
                                               271,875        8.98
                                             ---------      ------
            DATA PROCESSING & REPRODUCTION
   *8,000   SyQuest Technology                  80,000        2.64
                                             ---------      ------
                                                80,000        2.64
                                             ---------      ------
            ELECTRICAL & ELECTRONICS
    5,000   AVX Corp.                          132,500        4.38
  *10,000   Jabil Circuit                      112,500        3.71
                                             ---------      ------
                                               245,000        8.09
                                             ---------      ------
            ENERGY SOURCES
    3,000   Unocal                              87,375        2.88
                                             ---------      ------
                                                87,375        2.88
                                             ---------      ------
            FOOD & HOUSEHOLD PRODUCTS
    5,000   Archer-Daniels-Midland              90,000        2.97
    4,000   H.J. Heinz                         132,500        4.38
                                             ---------      ------
                                               222,500        7.35
                                             ---------      ------
            HEALTH & PERSONAL CARE
   10,000   Intimate Brands A                  150,000        4.95
  *30,000   Unilab                              80,625        2.66
                                             ---------      ------
                                               230,625        7.61
                                             ---------      ------
            INDUSTRIAL COMPONENTS
  *15,000   Foamex International               110,625        3.65
                                             ---------      ------
                                               110,625        3.65
                                             ---------      ------
            INSURANCE
   10,000   Life Partners Group                136,250        4.50
    3,000   USLIFE                              89,625        2.96
                                             ---------      ------
                                               225,875        7.46
                                             ---------      ------
            MERCHANDISING
   *8,000   Best Buy                           130,000        4.29
   10,000   Fred's A                            75,000        2.48
    2,000   Mercantile Stores                   92,500        3.05
                                             ---------      ------
                                               297,500        9.82
                                             ---------      ------
            TELECOMMUNICATIONS
   *3,000   WorldCom                           105,750        3.49
                                             ---------      ------
                                               105,750        3.49
                                             ---------      ------
TOTAL EQUITIES (COST $2,255,772)             2,255,725       74.47
                                             ---------      ------

SHORT-TERM INVESTMENTS
2,000,000   Toronto-Dominion 5.87%
              Time Deposit
              1996-01-02                     2,000,000       66.02
                                             ---------      ------
                                             2,000,000       66.02
                                             ---------      ------

TOTAL SHORT-TERM INVESTMENTS
  (COST $2,000,000)                          2,000,000       66.02
                                             ---------      ------
TOTAL INVESTMENTS (COST $4,255,772**)        4,255,725      140.49
                                             ---------      ------
NET CURRENT ASSETS                          (1,226,469)     (40.49)
                                             ---------      ------
TOTAL NET ASSETS                             3,029,256      100.00
                                             =========      ======


* Non-income producing security.
**Cost for federal income tax purposes is identical.
See notes to financial statements.

--------------------------------------------------------------------------------
                      GAM FUNDS, INC. -- PORTFOLIO ANALYSIS
--------------------------------------------------------------------------------
                            AS AT 31ST DECEMBER, 1995

                                        --------------------------------------------------------------------------------------------
                                                                                        GAM       GAM      GAM      GAM
                                             GAM               GAM          GAM       Pacific    Japan    North     Asian   GAMerica
                                        International         Global       Europe      Basin    Capital  America   Capital   Capital
                                              %                 %            %          %          %       %          %         %
                                        --------------------------------------------------------------------------------------------
 ANALYSIS, BY GEOGRAPHICAL AREA:
        Australia                             -                 -            -          9.94       -       -          1.76     -
        China                                 1.27              -            -          -          -       -          3.90     -
        France                                8.22              3.73        25.26       -          -       -          -        -
        Germany                              29.15             21.26         7.19       -          -       -          -        -
        Hong Kong                             0.32              1.83         -          3.83       -       -         11.96     -
        Indonesia                             -                 -            -          5.88       -       -         11.08     -
        Italy                                 -                 -            3.45       -          -       -          -        -
        Japan                                10.60             10.31         -         28.82      85.65    -          -        -
        Korea                                 -                 -            -          6.88       -       -          6.62     -
        Netherlands                           9.69             15.87        13.42       -          -       -          -        -
        New Zealand                           0.61              -            -          3.15       -       -         11.42     -
        Singapore                             2.38              3.50         -          8.40       -       -          7.76     -
        Spain                                 0.89              -            5.30       -          -       -          -        -
        Sweden                                -                 -            1.80       -          -       -          -        -
        Switzerland                          10.70              7.29         7.69       -          -       -          -        -
        Taiwan                                -                 -            -          1.76       -       -         15.61     -
        Thailand                              -                 -            -          9.31       -       -         17.71     -
        United Kingdom                       14.36              8.18        19.76       -          -       -          -        -
        United States                         3.97             23.87         -          -          -     100.46       -       74.47
        Short-Term Investments                5.19              -            8.27      14.24       2.94    -          5.40     -
        Other Areas                           -                 -            5.62       3.31       -       -          2.53    66.02

 Other\Net current assets                     2.65              4.16         2.24       4.48      11.41   (0.46)      4.25   (40.49)

 ANALYSIS, BY SECTOR:
        Aerospace & Military Technology       -                 1.49         -          -          -       -          -        -
        Appliances & Household Durables       1.12              1.33         -          2.49       2.53    -          1.75     -
        Automobiles                           -                 -            1.12       2.25       1.64    2.83       1.08     -
        Banking                               7.29              9.83         9.33      14.95       0.33    5.53      13.02     -
        Beverages/Tobacco                     1.49              4.16         1.79       0.58       3.68   16.97       1.12     2.95
        Broadcasting & Publishing             2.10              3.67         5.28       0.47       -       1.45       -        -
        Building Materials & Components       -                 1.40         1.17       2.48       -       -          -        -
        Business & Public Services            4.76              1.36         5.32       3.47       3.12    0.15       2.43     9.55
        Chemicals                             1.27              0.88         3.57       -          0.32    6.35       6.49     -
        Construction & Housing                0.35              2.17         1.84       -          3.76    -          -        8.98
        Data Processing & Reproduction        1.69              1.05         -          -          -       -          3.78     2.64
        Electrical & Electronics              4.83              7.11         0.64       7.20      13.72    5.94       7.26     8.09
        Electronic Comp & Instruments         -                 2.81         -          1.34       1.08    5.26       2.97     -
        Energy Sources                        -                 -            6.64       4.15       -       7.09       -        2.88
        Financial Services                    2.05              4.49         -          5.21       9.46    2.08       2.68     -
        Fixed Interest                       50.63             33.19         0.45       -          -       -          -        -
        Food & Household Products             1.02              -            -          0.59       -       7.18       0.69     7.35
        Forest Products & Paper               -                 -            -          -          -       1.27       1.83     -
        Gold Mines                            -                 -            -          1.64       -       -          -        -

--------------------------------------------------------------------------------
                GAM FUNDS, INC. -- PORTFOLIO ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------
                            AS AT 31ST DECEMBER, 1995

                                        --------------------------------------------------------------------------------------------
                                                                                        GAM       GAM      GAM      GAM
                                             GAM               GAM          GAM       Pacific    Japan    North     Asian   GAMerica
                                        International         Global       Europe      Basin    Capital  America   Capital   Capital
                                              %                 %            %          %          %       %          %
                                        --------------------------------------------------------------------------------------------
 ANALYSIS BY SECTOR, (CONTINUED):
        Health & Personal Care                4.56              7.41         6.98       1.04       8.02   19.84       -        7.61
        Index Futures                        (0.24)            (0.30)        -          -          -       -          -        -
        Industrial Components                 0.14              0.30         -          1.13       1.82    -          -        3.65
        Insurance                             3.38              5.34         -          1.54       5.67    1.63       4.11     7.46
        Investment Funds                      -                 -            -          -          -       -          6.06     -
        Leisure & Tourism                     -                 1.37         -          1.54       -       1.48       4.09     -
        Machinery & Engineering               -                 -            9.42       1.19       7.36    -          1.04     -
        Merchandising                         -                 1.42        10.83       5.39       7.27    6.20       -        9.82
        Metals - Non-Ferrous                  1.23              -            -          3.35       -       -          -        -
        Metals - Steel                        -                 -            -          0.29       -       -          1.81     -
        Misc. Materials & Commodities         -                 -            -          1.76       -       -          6.72     -
        Multi-Industry                        1.07              1.31         8.86       4.14       -       3.65       3.43     -
        Real Estate                           -                 -            1.57       5.23       5.65    -          2.51     -
        Recreation, Other Consumer Goods      0.77              1.12         -          2.54       5.73    1.68       -        -
        Short-Term Investments                5.19              -            8.27      14.24       2.94    -          5.40    66.02
        Telecommunications                    0.74              1.98         9.76       4.07       2.31    1.41       3.45     3.49
        Transportation - Airlines             -                 -            -          -          -       -          4.21     -
        Transportation - Road & Rail          1.16              -            -          0.39       0.08    2.47       -        -
        Transportation - Shipping             -                 -            -          -          -       -          2.10     -
        Utilities - Electrical & Gas          0.32              0.95         4.92       0.86       -       -          2.38     -
        Wholesale & International Trade       0.43              -            -          -          2.10    -          3.34     -

 Other\Net current assets                     2.65              4.16         2.24       4.48      11.41   (0.46)      4.25   (40.49)


 ANALYSIS, BY INVESTMENT:
        Equities                             36.21             58.50        88.09      76.24      84.17  100.46      79.03    74.47
        Bonds                                46.94             28.39         -          -          -       -          -        -
        Convertibles                          2.87              1.36         0.45       3.25       -       -          5.07     -
        Futures                              (0.24)            (0.30)        -          -          -       -          -        -
        Equity Warrants                       -                 -            -          1.79       1.15    -          0.19     -
        Short-Term Investments                5.19              -            8.27      14.24       2.94    -          5.40     -
        Options                               1.71              2.06         -          -          -       -          -       66.02
        Bond Warrants                         1.98              2.74         -          -          -       -          -        -
        Adjustable Rate Index Notes           1.14              1.03         0.95       -          0.33    -          -        -
        Equity Funds                          -                 -            -          -          -       -          6.06     -
        Preferred Shares                      1.55              2.06         -          -          -       -          -        -

 Other\Net current assets                     2.65              4.16         2.24       4.48      11.41   (0.46)      4.25   (40.49)


--------------------------------------------------------------------------------
             GAM FUNDS, INC. -- STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                             AT 31ST DECEMBER, 1995

                                                                                                                      GAM
                                                                        GAM              GAM           GAM          Pacific
                                                                   International        Global        Europe         Basin
                                                                -----------------------------------------------------------
ASSETS (in US$)
Investments in securities at value                                  $555,224,270   $25,434,320   $22,447,862    $53,007,977
Cash                                                                      68,890             -         8,711         49,984
Cash - Foreign currencies                                                558,943        28,574       439,444        494,963
Call deposits                                                                  -             -        80,000        829,029
Receivables:
   Securities sold                                                     3,979,729       204,435       157,971        125,483
   Capital shares sold                                                11,215,486       408,781             -        683,909
   Dividends, interest and other                                      14,781,540       490,779       133,033         70,699
Net equity in foreign currency
   exchange contracts (Note 5)                                         5,195,977       129,455             -      1,825,145
Due from broker for futures contracts (Note 5)                         1,103,963        64,749             -              -
                                                                    ------------   -----------   -----------    -----------
TOTAL ASSETS                                                         592,128,798    26,761,093    23,267,021     57,087,189
                                                                    ------------   -----------   -----------    -----------

LIABILITIES
Payables:
     Securities purchased                                             17,710,812             -             -        205,773
     Capital shares redeemed                                           3,484,689        32,203        79,387      1,078,167
Due to Custodian                                                               -       123,812             -              -
Net equity in foreign currency
   exchange contracts (Note 5)                                                 -             -        91,686              -
Accrued expenses and other                                             1,985,252       149,326       134,515        311,844
                                                                    ------------   -----------   -----------    -----------
TOTAL LIABILITIES                                                     23,180,753       305,341       305,588      1,595,784
                                                                    ------------   -----------   -----------    -----------
NET ASSETS                                                          $568,948,045   $26,455,752   $22,961,433    $55,491,405
                                                                    ============   ===========   ===========    ===========

SOURCE OF NET ASSETS
Net capital paid in on shares of capital stock                      $528,453,897   $23,558,567   $22,191,365    $50,808,692
Accumulated net investment income/(loss)                                 (43,392)       (4,787)       11,543        (30,461)
Accumulated net realized gains/(losses)                              (10,356,368)     (665,695)     (772,747)    (1,547,026)
Net unrealized appreciation/(depreciation)                            50,893,908     3,567,667     1,531,272      6,260,200
                                                                    ------------   -----------   -----------    -----------
NET ASSETS                                                          $568,948,045    $26,455,752   $22,961,433    $55,491,405
                                                                    ============   ===========   ===========    ===========

CLASS A SHARES OUTSTANDING                                            26,210,037     1,936,065     2,286,870      3,177,928
CLASS A NET ASSETS                                                  $560,233,652   $26,160,917   $22,961,433    $53,944,521
Net asset value per share (Note 3)                                        $21.37        $13.51        $10.04         $16.97
Offering price per share (100/95 x net asset value
   per share reduced on sales of $100,000 or more)                        $22.49        $14.22       $10.57          $17.86

CLASS D SHARES OUTSTANDING                                               408,164        21,880           N/A         91,183
CLASS D NET ASSETS                                                    $8,714,393      $294,835           N/A     $1,546,884
Net asset value per share (Note 3)                                        $21.35        $13.48           N/A         $16.96
Offering price per share (100/96.5 x net asset value
   per share reduced on sales of $100,000 or more)                        $22.12        $13.97           N/A         $17.58


See notes to financial statements.

                                      -38-

--------------------------------------------------------------------------------
      GAM FUNDS, INC. -- STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
--------------------------------------------------------------------------------
                             AT 31ST DECEMBER, 1995
                                                                          GAM           GAM           GAM
                                                                         Japan         North         Asian         GAMerica
                                                                        Capital       America       Capital        Capital
                                                                 ----------------------------------------------------------
ASSETS (in US$)
Investments in securities at value                                   $12,048,382    $6,008,159    $5,323,911     $4,255,725
Cash                                                                       8,736        11,436        10,285              -
Cash - Foreign currencies                                                202,610             -        72,014              -
Call deposits                                                            713,836             -        47,000         44,000
Receivables:
   Securities sold                                                             -             -        82,594              -
   Capital shares sold                                                   107,617             -        18,997              -
Dividends, interest and other                                              2,093        12,478         4,642          1,197
Due from adviser                                                          15,510             -             -              -
Net equity in foreign currency
   exchange contracts (Note 5)                                           529,753             -             -              -
Deferred organizational expenses and other assets                         23,894             -        37,298         37,418
                                                                    ------------   -----------   -----------    -----------
TOTAL ASSETS                                                          13,652,431     6,032,073     5,596,741      4,338,340
                                                                    ------------   -----------   -----------    -----------

LIABILITIES
Payables:
   Securities purchased                                                        -             -             -        523,915
   Capital shares redeemed                                                   860         4,342           100              -
Due to Custodian                                                               -             -             -        764,150
Accrued expenses and other                                                51,568        46,977        36,226         21,019
                                                                    ------------   -----------   -----------    -----------
TOTAL LIABILITIES                                                         52,428        51,319        36,326      1,309,084
                                                                    ------------   -----------   -----------    -----------
NET ASSETS                                                           $13,600,003    $5,980,754    $5,560,415     $3,029,256
                                                                    ============   ===========   ===========    ===========

SOURCE OF NET ASSETS
Net capital paid in on shares of capital stock                       $13,750,929    $4,771,497    $5,772,406     $3,028,471
Accumulated net investment income/(loss)                                (135,627)          323        (4,819)           832
Accumulated net realized gains/(losses)                               (1,054,318)            -        (6,018)             -
Net unrealized appreciation/(depreciation)                             1,039,019     1,208,934      (201,154)           (47)
                                                                    ------------   -----------   -----------    -----------
NET ASSETS                                                           $13,600,003    $5,980,754    $5,560,415     $3,029,256
                                                                    ============   ===========   ===========    ===========

CLASS A SHARES OUTSTANDING                                             1,338,243       501,427       583,625        302,061
CLASS A NET ASSETS                                                   $13,600,003    $5,980,754    $5,560,415     $3,029,256
Net asset value per share (Note 3)                                        $10.16        $11.93         $9.53         $10.03
Offering price per share (100/95 x net asset value
   per share reduced on sales of $100,000 or more)                        $10.69        $12.56        $10.03         $10.56

See notes to financial statements.

--------------------------------------------------------------------------------
                  GAM FUNDS, INC. -- STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     FOR THE YEAR ENDED 31ST DECEMBER, 1995

                                                                                                                      GAM
                                                                        GAM              GAM           GAM          Pacific
                                                                   International        Global        Europe         Basin
                                                                -----------------------------------------------------------
INVESTMENT INCOME (in US$)
Dividends (Note 4)                                                    $1,749,621      $174,920      $409,319       $530,717
Interest (Note 4)                                                     15,122,785       891,097       172,788        259,030
                                                                    ------------   -----------   -----------    -----------
                                                                      16,872,406     1,066,017       582,107        789,747
                                                                    ------------   -----------   -----------    -----------
EXPENSES
Investment advisory fee (Note 2)                                       3,085,111       208,022       203,030        414,221
Custodian fees and expenses                                              662,468        83,503       111,953        174,383
Transfer agent fees and expenses                                         264,577        13,791        11,581         27,763
Shareholder servicing fees                                               217,457         2,968         3,326         24,756
Distribution fee - Class D (Note 2)                                        4,076           189             -            425
Professional fees                                                        154,741        39,007        29,035         50,747
Administrative expenses                                                  153,403        14,186         9,079         23,110
Printing                                                                 127,183        13,626        17,301         34,880
Amortization of organization costs                                             -             -             -              -
Filing fees                                                              102,525        27,554        20,386         36,424
Other                                                                     29,586        20,139           716          9,204
                                                                    ------------   -----------   -----------    -----------
Total operating expenses                                               4,801,127       422,985       406,407        795,913
Expenses reimbursed (Note 2)                                                   -             -             -              -
Interest expense                                                          57,110        27,447        23,844         24,295
                                                                    ------------   -----------   -----------    -----------
Total expenses                                                         4,858,237       450,432       430,251        820,208
                                                                    ------------   -----------   -----------    -----------
Net investment income/(loss)                                          12,014,169       615,585       151,856        (30,461)
                                                                    ------------   -----------   -----------    -----------

REALIZED AND UNREALIZED
  GAIN/(LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY
Net realized gain / (loss) from:
  Securities and futures                                              (1,726,295)      250,487       812,054      4,115,390
  Foreign currency transactions                                        5,712,853       750,777       343,122       (789,630)
                                                                    ------------   -----------   -----------    -----------
                                                                       3,986,558     1,001,264     1,155,176      3,325,760
                                                                    ------------   -----------   -----------    -----------

Unrealized appreciation/(depreciation) for the period:
  Securities and futures                                              50,363,414     4,067,945     1,455,702     (4,038,939)
  Foreign currency translation of
    assets and liabilities other than investments                      5,344,352       148,294       (89,933)     1,401,389
                                                                    ------------   -----------   -----------    -----------
                                                                      55,707,766     4,216,239     1,365,769     (2,637,550)
                                                                    ------------   -----------   -----------    -----------
Net gain/(loss) on investments and foreign currencies                 59,694,324     5,217,503     2,520,945        688,210
                                                                    ------------   -----------   -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS               $71,708,493    $5,833,088     $2,672,801       $657,749
                                                                    ============    ==========   ===========    ===========

See notes to financial statements.

                                      -40-

--------------------------------------------------------------------------------
             GAM FUNDS, INC. -- STATEMENTS OF OPERATIONS (CONTINUED)
--------------------------------------------------------------------------------
                     FOR THE YEAR ENDED 31ST DECEMBER, 1995
                                                                          GAM           GAM           GAM
                                                                         Japan         North         Asian         GAMerica
                                                                        Capital       America       Capital*       Capital*
                                                                 ----------------------------------------------------------
INVESTMENT INCOME (in US$)
Dividends (Note 4)                                                       $21,489       $89,552       $35,939         $1,450
Interest (Note 4)                                                         50,987        27,148        47,363         80,985
                                                                    ------------   -----------   -----------    -----------
                                                                          72,476       116,700        83,302         82,435
                                                                    ------------   -----------   -----------    -----------

EXPENSES
Investment advisory fee (Note 2)                                          57,489        38,934        28,041         16,082
Custodian fees and expenses                                               98,849        33,513        25,374          8,095
Transfer agent fees and expenses                                           4,802         3,625         2,899          1,539
Shareholder servicing fees                                                 1,102           411           544            238
Distribution fee - Class D (Note 2)                                            -             -             -              -
Professional fees                                                         34,166        14,697        11,749          8,609
Administrative expenses                                                    5,125         3,896         3,797          3,032
Printing                                                                   9,124        15,924         5,000          5,000
Amortization of organization costs                                         6,829             -         3,767          3,751
Filing fees                                                               30,559        15,856        27,768         27,729
Other                                                                     15,024           750         2,852          2,403
                                                                    ------------   -----------   -----------    -----------
Total operating expenses                                                 263,069       127,606       111,791         76,478
Expenses reimbursed (Note 2)                                             (57,489)      (11,534)      (23,670)       (16,082)
Interest expense                                                           2,324           283             -              -
                                                                    ------------   -----------   -----------    -----------
Total expenses                                                           207,904       116,355        88,121         60,396
                                                                    ------------   -----------   -----------    -----------
Net investment income/(loss)                                            (135,428)          345        (4,819)        22,039
                                                                    ------------   -----------   -----------    -----------

REALIZED AND UNREALIZED
   GAIN/(LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY
Net realized gain/(loss) from:
   Securities and futures                                               (717,454)       18,699        20,137         12,000
   Foreign currency transactions                                        (244,544)            -          (192)             -
                                                                    ------------   -----------   -----------    -----------
                                                                        (961,998)       18,699        19,945         12,000
                                                                    ------------   -----------   -----------    -----------
Unrealized appreciation/(depreciation) for the period:
     Securities and futures                                              777,647     1,023,284      (201,351)           (47)
     Foreign currency translation of
          assets and liabilities other than investments                  488,677             -           197              -
                                                                    ------------   -----------   -----------    -----------
                                                                       1,266,324     1,023,284      (201,154)           (47)
                                                                    ------------   -----------   -----------    -----------
Net gain/(loss) on investments and foreign currencies                    304,326     1,041,983      (181,209)        11,953
                                                                    ------------   -----------   -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS                   $168,898    $1,042,328     ($186,028)       $33,992
                                                                    ============   ===========   ===========    ===========

* Period from 12th May, 1995 (Commencement of Operations) to 31st December,
  1995.

See notes to financial statements.

--------------------------------------------------------------------------------
             GAM FUNDS, INC. -- STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           GAM INTERNATIONAL                    GAM GLOBAL                     GAM EUROPE
                                     ------------------------------     ----------------------------  ------------------------------
                                     For the year      For the year     For the year    For the year  For the year     For the year
                                         ended             ended            ended           ended         ended            ended
                                       31st Dec.,        31st Dec.,       31st Dec.,      31st Dec.,    31st Dec.,       31st Dec.,
                                         1995              1994             1995           1994           1995             1994
                                     -----------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET
   ASSETS FROM:
Operations:
Net investment income/(loss)          $12,014,169        $3,406,470       $615,585        $218,855        $151,856          $14,166
Net realized gain/(loss)                3,986,558        10,692,789      1,001,264       3,544,163       1,155,176        1,064,626
Unrealized appreciation/
   (depreciation) for the year         55,707,766       (23,830,787)     4,216,239      (9,078,779)      1,365,769       (2,411,653)
                                     ------------      ------------    -----------     -----------     -----------      -----------
Net increase/(decrease) in
   net assets from operations          71,708,493        (9,731,528)     5,833,088      (5,315,761)      2,672,801       (1,332,861)

Dividends paid to shareholders from:
Net investment income
   Class A                            (11,449,364)       (4,836,623)      (524,618)       (788,657)       (137,849)               -
   Class D                               (164,760)                -         (6,086)              -               -                -
Net realized gain on investments
   Class A                            (12,880,231)      (21,593,171)    (1,107,972)     (6,561,350)        (14,596)               -
   Class D                               (189,648)                -        (13,417)              -               -                -
Return of capital                               -            (3,227)             -               -               -                -
Capital share transactions
   (Note 3)                           363,587,999       113,723,728      2,334,999        (810,150)    (11,791,785)      19,167,566
                                     ------------      ------------    -----------     -----------     -----------      -----------
Total increase/(decrease)
   in net assets                      410,612,489        77,559,179      6,515,994     (13,475,918)     (9,271,429)      17,834,705
NET ASSETS
Beginning of year                     158,335,556        80,776,377     19,939,758      33,415,676      32,232,862       14,398,157
                                     ------------      ------------    -----------     -----------     -----------      -----------
End of year                          $568,948,045      $158,335,556    $26,455,752     $19,939,758     $22,961,433      $32,232,862
                                     ============      ============    ===========     ===========     ===========      ===========

See notes to financial statements.

--------------------------------------------------------------------------------
       GAM FUNDS, INC. -- STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                 GAM Pacific Basin               GAM Japan Capital           GAM North America
                                        --------------------------------   ----------------------------- ---------------------------
                                            For the year    For the year   For the year  For the period  For the year   For the year
                                               ended           ended          ended           ended         ended           ended
                                              31st Dec.,     31st Dec.,     31st Dec.,      31st Dec.,   31st Dec.,      31st Dec.,
                                                1995            1994           1995          1994**         1995             1994
                                        --------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET
   ASSETS FROM:
Operations
Net investment income/(loss)                  ($30,461)      ($162,602)     ($135,428)        $22,229        $345           $7,657
Net realized gain/(loss)                     3,325,760       3,133,089       (961,998)        (80,042)     18,699           36,809
Unrealized appreciation/
   (depreciation) for the period            (2,637,550)       (278,802)     1,266,324        (227,305)  1,023,284          (14,068)
                                           -----------     -----------    -----------      ----------  ----------       ----------
Net increase/(decrease) in
   net assets from operations                  657,749       2,691,685        168,898        (285,118)  1,042,328           30,398

Dividends paid to shareholders from:
Net investment income
   Class A                                           -               -        (22,428)              -         (22)         (55,330)
   Class D                                           -               -              -               -           -                -
Net realized gain on investments
   Class A                                  (4,120,556)     (6,954,008)       (12,278)              -     (18,699)        (942,723)
   Class D                                     (69,502)              -              -               -           -                -
Return of capital                                    -               -              -               -           -             (466)
Capital share transactions (Note 3)         10,496,400      12,070,396      4,059,662       9,691,267   3,070,513         (433,747)
                                           -----------     -----------    -----------      ----------  ----------       ----------
Total increase/(decrease)
   in net assets                             6,964,091       7,808,073      4,193,854       9,406,149   4,094,120       (1,401,868)
NET ASSETS
Beginning of period                         48,527,314      40,719,241      9,406,149               -   1,886,634        3,288,502
                                           -----------     -----------    -----------      ----------  ----------       ----------
End of period                              $55,491,405     $48,527,314    $13,600,003      $9,406,149  $5,980,754       $1,886,634
                                           ===========     ===========    ===========      ==========  ==========       ==========

** Period from 1st July, 1994 (Inception) to 31st December, 1994.

See notes to financial statements.

--------------------------------------------------------------------------------
       GAM FUNDS, INC. -- STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                       GAM Asian Capital+    GAMerica Capital+
                                       ------------------    -----------------
                                           For the period     For the period
                                                ended               ended
                                              31st Dec.,         31st Dec.,
                                                1995               1995
                                       ---------------------------------------
     INCREASE/(DECREASE) IN NET
         ASSETS FROM:
      Operations
      Net investment income/(loss)                 ($4,819)       $22,039
      Net realized gain/(loss)                      19,945         12,000
      Unrealized appreciation/
         (depreciation) for the period            (201,154)           (47)
                                               -----------    -----------
      Net increase/(decrease) in
         net assets from operations               (186,028)        33,992

      Dividends paid to shareholders from:
      Net investment income
          Class A                                        -        (21,207)
          Class D                                        -              -
      Net realized gain on investments
          Class A                                      (25,963)       (12,000)
          Class D                                        -              -
      Capital share transactions (Note 3)        5,772,406      3,028,471
                                               -----------    -----------

      Total increase/(decrease)in net assets     5,560,415      3,029,256
      NET ASSETS
      Beginning of period                                -              -
                                               -----------    -----------
      End of period                             $5,560,415     $3,029,256
                                               ===========    ===========


 + Period from 12th May, 1995 (Commencement of Operations) to 31st December,
   1995.

 See notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

GAM Funds, Inc. (the `Company'), is an open-end diversified investment company registered under the Investment Company Act of 1940 comprised of nine portfolios: GAM International Fund, GAM Global Fund, GAM Europe Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM North America Fund, GAM Asian Capital Fund, GAMerica Capital Fund and GAM Mid-Cap U.S. Fund (the `Funds'). GAM Asian Capital Fund and GAMerica Capital Fund each commenced operations on 12th May, 1995. GAM Mid-Cap U.S. Fund became effective with the Securities and Exchange Commission in September 1995 and as of 31st December, 1995, had not commenced operations.

Each Fund seeks long-term capital appreciation by investing primarily in equity securities. GAM International Fund invests primarily in securities of companies in Europe, the Pacific Basin and Canada. GAM Global Fund invests primarily in securities of companies in the United States, Europe, the Pacific Basin and Canada. GAM Europe Fund invests primarily in companies of Europe. GAM Pacific Basin Fund invests primarily in securities of companies in the Pacific Basin. GAM Japan Capital Fund invests primarily in securities of companies in Japan.
GAM Asian Capital Fund invests primarily in securities of companies in Asia excluding Japan. GAM North America Fund invests primarily in securities of companies in the United States and Canada. GAMerica capital fund invests primarily in securities of companies in the United States. The objective of GAM Mid-Cap U.S. Fund is to invest primarily in securities in the United States with medium market capitalization.

The Funds offer Class A and Class D shares; however, Class D shares currently are available only for GAM International Fund, GAM Global Fund and GAM Pacific Basin Fund. Class D shares may become available for other Funds in the future. Class A shares are sold with a front-end sales charge of up to 5% and Class D shares are sold with a front-end sales charge of up to 3.5%. The two classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by federal or state law. The following is a summary of significant accounting policies followed in the preparation of the Company's financial statements.

VALUATION OF SECURITIES
Investment securities are stated at value based on the last sale price on the exchange on which the securities are traded, or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price. Short term securities maturing in 60 days or less are valued on an amortized cost basis. Other securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Directors.

FOREIGN CURRENCY
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
FOREIGN CURRENCY CONTRACTS
Each Fund may enter into forward foreign currency exchange contracts primarily in order to hedge against foreign currency exchange rate risks on the non-US dollar denominated investment securities. These contracts are valued daily and the Funds' equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

FUTURES CONTRACTS
Initial margin deposits made with respect to futures contracts traded on domestic exchanges are maintained by the Funds' custodian in segregated asset accounts. Initial margin deposits made upon entering into futures contracts traded on foreign exchanges are recognized as assets due from the broker (the Funds' agent in acquiring the futures positions). Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received on domestically traded futures as appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

FEDERAL INCOME TAXES
It is each Fund's policy to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income taxes is required.



DISTRIBUTIONS TO SHAREHOLDERS
Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholders distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain/(loss). Undistributed net investment income/(loss) and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

DEFERRED ORGANIZATION EXPENSES
Organization costs for GAM Japan Capital Fund, GAM Asian Capital Fund and GAMerica Capital Fund have been deferred and are being amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

USE  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
Securities transactions are recorded on the trade date basis. Interest is accrued on a daily basis and market discount is accreted on a straight-line basis. Dividend income is recorded on the ex-dividend date, except that certain dividends on foreign securities are recorded as soon as information is available to the Fund.

NOTE 2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Adviser, GAM International Management Limited, receives a fee under its agreement with the Company equivalent to 1% per annum of each Fund's average daily net assets, except for GAM North America Fund and GAM Mid-Cap U.S. Fund. With respect to GAM North America Fund, GAM International Management Limited and Fayez Sarofim & Co. serve as co-investment advisers to the Fund. Each co-adviser receives a fee under its agreement equivalent to 0.50% per annum

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

of the Fund's average daily net assets. With respect to GAM Mid-Cap U.S. Fund, GAM International Management Limited and Forstmann-Leff Associates, Inc. serve as co-investment advisers to the Fund. Upon commencement of operations, each such co-adviser will receive a fee under its agreement equivalent to 0.50% per annum of the Fund's average daily net assets. Each Investment Adviser has undertaken to reimburse the Fund, up to the amount of its fee, for all expenses (excluding certain defined expenses) in excess of the most restrictive limits applicable in any state in which shares are qualified for sale. Currently, that expense limitation is 2.5% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 and 1.5% of the remainder. The expense reimbursements for the period ended 31st December, 1995 are set forth in the Statement of Operations.

GAM Services, Inc. acts as principal underwriter of the Fund. For the year ended 31st December, 1995, GAM Services, Inc. received front-end sales load charges of $1,668,969 from the sale of the Funds' shares.

Effective 5th September, 1995, the Funds adopted a Class D Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides for payments by the Funds to GAM Services at the annual rate of up to 0.50% of each applicable Fund's average net assets attributable to Class D shares. There is currently no Rule 12b-1 Plan in effect with respect to Class A shares.

NOTE 3. CAPITAL STOCK
The Company declared a 10-for-1 stock split to shareholders of record as of 19th December, 1995. All per share data have been restated to reflect the stock split.

At 31st December, 1995 GAM Funds, Inc. had 400,000,000 shares of common stock, $0.001 par value authorized which were allocated to each Fund as follows:
40,000,000 and 25,000,000 shares respectively, were allocated to each of Class A and Class D of Gam International Fund, 25,000,000 shares were allocated to each of Class A and Class D of GAM Global, GAM Pacific Basin, GAM Europe, GAM North America and GAMerica Capital Funds, 12,500,000 shares were allocated to each of Class A and Class D of GAM Japan Capital and GAM Asian Capital Funds, while 17,500,000 shares were allocated to each of Class A and Class D of GAM Mid-Cap U.S. Fund. Changes in each Fund's capital stock are summarized as follows:

                                                            GAM INTERNATIONAL
                                                             FOR THE PERIODS
                                    --------------------------------------------------------------------
                                        01-JAN-95 TO 31-DEC-95                01-JAN-94 TO 31-DEC-94
                                        SHARES               US$            SHARES                 US$
                                    ----------        -----------          -------           -----------
CLASS A
Shares sold                          3,534,378        442,230,411          673,408           133,062,350
Shares issued on reinvestment
     of dividends                    1,043,909         22,078,675          124,534            22,991,860
Shares issued on 10-for-1 split     21,450,499                  -                -                     -
Shares redeemed                       (739,009)      (109,514,578)        (215,625)          (42,330,482)
                                    ----------        -----------          -------           -----------
Net increase                        25,289,777        354,794,508          582,317           113,723,728
                                    ==========        ===========          =======           ===========

CLASS D*
Shares sold                            112,790          8,456,005                -                     -
Shares issued on reinvestment
     of dividends                       16,239            342,978                -                     -
Shares issued on 10-for-1 split        279,205                  -                -
Shares redeemed                            (70)            (5,492)                -                     -
                                    ----------        -----------          -------           -----------
Net increase                           408,164          8,793,491                -                     -
                                    ==========        ===========          =======           ===========

----------
*Class D shares were offered for sale on 5th September, 1995.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                        GAM Global
                                                      For the Periods
                                   ------------------------------------------------------
                                   01-Jan-95 to 31-Dec-95     01-Jan-94 to 31-Dec-94
                                    Shares            US$      Shares          US$
                                    ------            ---      ------          ---
Class A
Shares sold                          176,192     14,991,450     25,861      4,093,862
Shares issued on reinvestment
     of dividends                    107,361      1,440,975     47,049      5,673,841
Shares issued on 10-for-1 split    1,595,905              -          -              -
Shares redeemed                     (131,581)   (14,398,980)   (71,172)   (10,577,853)
                                  ----------    -----------    -------    -----------
Net increase/(decrease)            1,747,877      2,033,445      1,738       (810,150)
                                  ==========    ===========    =======    ===========

Class D*
Shares sold                            2,161        297,998          -              -
Shares issued on reinvestment
     of dividends                        267          3,556          -              -
Shares issued on 10-for-1 split       19,452              -          -              -
Shares redeemed                            -              -          -              -
                                  ----------    -----------    -------    -----------
Net increase/(decrease)               21,880        301,554          -              -
                                  ==========    ===========    =======    ===========

--------------------------------------------------------------------------------
* Class D shares were offered for sale on 5th September, 1995

                                                          GAM Europe
                                                       For the Periods
                                   ------------------------------------------------------
                                   01-Jan-95 to 31-Dec-95     01-Jan-94 to 31-Dec-94
                                    Shares            US$      Shares          US$
                                    ------            ---      ------          ---
Class A
Shares sold                          233,600     21,831,710     219,737     19,930,780
Shares issued on reinvestment
     of dividends                     11,967        118,597           -              -
Shares issued on 10-for-1 split    2,085,855              -           -              -
Shares redeemed                     (416,953)   (33,742,092)     (8,514)      (763,214)
                                  ----------    -----------    --------    -----------
Net increase/(decrease)            1,914,469    (11,791,785)    211,223     19,167,566
                                  ==========    ===========    ========    ===========

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                       GAM Pacific Basin
                                                        For the Periods
                                   ------------------------------------------------------
                                   01-Jan-95 to 31-Dec-95     01-Jan-94 to 31-Dec-94
                                    Shares            US$      Shares          US$
                                    ------            ---      ------          ---
CLASS A
Shares sold                          498,192     40,004,218     95,832     18,416,777
Shares issued on reinvestment
     of dividends                    131,648      3,512,026     28,481      5,076,260
Shares issued on 10-for-1 split    2,569,309              -          -              -
Shares redeemed                     (296,598)   (34,613,472)   (60,988)   (11,422,641)
                                  ----------    -----------    --------    -----------
Net increase/(decrease)            2,902,551      8,902,772     63,325     12,070,396
                                  ==========    ===========    ========    ===========

CLASS D*
Shares sold                            8,706      1,524,125          -              -
Shares issued on reinvestment
     of dividends                      4,120         69,503          -              -
Shares issued on 10-for-1 split       78,357              -          -              -
Shares redeemed                            -              -          -              -
                                  ----------    -----------    --------    -----------
Net increase/(decrease)               91,183      1,593,628          -              -
                                  ==========    ===========    ========    ===========

--------------------------------------------------------------------------------
* Class D shares were offered for sale on 5th September, 1995.


                                                  GAM Japan Capital
                                                   For the Periods
                                   ------------------------------------------------------
                                   01-Jan-95 to 31-Dec-95     01-Jan-94 to 31-Dec-94
                                    Shares            US$      Shares          US$
                                    ------            ---      ------          ---
Class A
Shares                               161,092     12,534,772     99,477     9,857,475
Shares issued on reinvestment
     of dividends                        262         24,645          -             -
Shares issued on 10-for-1 split    1,190,830              -          -             -
Shares redeemed                     (111,683)    (8,499,755)    (1,735)     (166,208)
                                  ----------    -----------    --------    -----------
Net increase/(decrease)            1,240,501      4,059,662     97,742     9,691,267
                                  ==========    ===========    ========    ===========

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                  GAM North America
                                                    For the Periods
                                   -----------------------------------------------
                                   01-Jan-95 to 31-Dec-95   01-Jan-94 to 31-Dec-94
                                    Shares         US$        Shares        US$
                                   -------      --------     ------        --------
CLASS A
Shares sold                         37,084     3,775,544        561        50,752
Shares issued on reinvestment
     of dividends                    1,246        14,805      8,596       779,731
Shares issued on 10-for-1 split    463,269             -          -             -
Shares redeemed                    (20,808)     (719,836)   (14,220)   (1,264,230)
                                   -------      --------    -------    ----------
Net increase/(decrease)            480,791     3,070,513     (5,063)     (433,747)
                                   =======     =========     ======      ========


                                      GAM Asian Capital         GAMerica Capital
                                        For the Period           For the Period
                                   -------------------------------------------------
                                   12-May-95+ to 31-Dec-95  12-May-95+ to 31-Dec-95
                                    Shares         US$        Shares        US$
                                   -------     ---------      -------     ---------
CLASS A
Shares sold                         70,020     6,737,939      32,077     3,216,219
Shares issued on reinvestment
     of dividends                    2,417        22,746       2,464        24,562
Shares issued on 10-for-1 split    529,049             -     279,569             -
Shares redeemed                    (17,861)     (988,279)    (12,049)     (212,310)
                                   -------      --------     -------      --------
Net increase/(decrease)            583,625     5,772,406     302,061     3,028,471
                                   =======     =========     =======     =========

----------
+ Commencement of operations.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4. INVESTMENT TRANSACTIONS
The cost of purchases and proceeds of sales of investment securities for the period ended 31st December, 1995 excluding short-term securities, were as follows:

                                                                        GAM           GAM           GAM          GAM
                              GAM            GAM         GAM          Pacific        Japan         North        Asian      GAMerica
                         International     Global       Europe         Basin        Capital       America      Capital     Capital
                         -----------------------------------------------------------------------------------------------------------
In US$
Purchases                 $436,459,082   $19,664,390   $25,300,002  $24,118,168   $11,298,950   $3,544,522   $5,717,620   $2,297,272

Sales                       93,614,213    10,668,797    33,871,214   26,722,236     5,571,807      297,758      510,238       53,500

Realized gains and losses are reported on an identified cost basis. At 31st December, 1995, the aggregate gross unrealized appreciation and depreciation of securities, based on cost for federal income tax purposes, were as follows:

                                                                        GAM           GAM           GAM          GAM
                              GAM            GAM         GAM          Pacific        Japan         North        Asian      GAMerica
                         International     Global       Europe         Basin        Capital       America      Capital     Capital
                         -----------------------------------------------------------------------------------------------------------
In US$
Appreciation             $52,141,307    $3,967,815    $2,216,781    $6,217,568    $667,134    $1,236,180    $240,015    $79,875
Depreciation              (5,832,091)     (515,310)     (626,941)   (2,207,933)   (321,705)      (27,246)   (451,466)   (79,922)
                        ------------   -----------   -----------   -----------   ---------   -----------   ---------   --------
Net                      $46,309,216    $3,452,505    $1,589,840    $4,009,635    $345,429    $1,208,934   $(211,451)      $(47)
                        ============   ===========   ===========   ===========   =========   ===========   =========   ========

At 31st December, 1995, the Funds had tax basis net capital losses as follows. These losses may be carried over to offset future capital gains through the expiration dates shown:

                                                                        GAM           GAM           GAM          GAM
                              GAM            GAM         GAM          Pacific        Japan         North        Asian      GAMerica
                         International     Global       Europe         Basin        Capital       America      Capital     Capital
                         -----------------------------------------------------------------------------------------------------------
In US$                    $6,095,355      $529,169    $1,067,507           -       $804,246             -          -           -
Carryforward               31st Dec,      31st Dec,    31st Dec,           -       31st Dec,            -          -           -
Expiration dates             2003           2003       1998-2000           -         2003              -          -           -

Foreign taxes withheld from dividends and interest for the period ended 31st December, 1995, were as follows:

                                                                        GAM           GAM           GAM          GAM
                              GAM            GAM         GAM          Pacific        Japan         North        Asian      GAMerica
                         International     Global       Europe         Basin        Capital       America      Capital     Capital
                         -----------------------------------------------------------------------------------------------------------
In US$
Dividends                  $248,387      $19,751        $62,665       $70,418       $3,792             -       $6,972        -
Interest                          -        2,214              9             -            -             -            -        -

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5.  FINANCIAL INSTRUMENTS

During the period, several of the Funds had been a party to financial instruments with off-balance sheet risks, including forward foreign currency contracts and futures contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. The contract amount indicates the extent of the Funds' involvement in such contracts.

Forwards: When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date.

At 31st December, 1995 the Fund had outstanding forward contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, or the date an offsetting position, if any, has been entered into.


                             GAM INTERNATIONAL FUND
                                                                                      US$
1,858,680,000 Japanese yen sold vs. 21,600,000 US$,
     1st February, 1996                                                         2,583,242
2,417,243,600 Japanese yen sold vs. 26,460,000 US$,
     7th February, 1996                                                         2,914,464
1,827,680,000 Japanese yen sold vs. 19,000,000 US$,
     9th February, 1996                                                           588,690
1,587,971,400 Japanese yen sold vs. 15,870,000 US$,
     15th March, 1996                                                             322,383
388,300,000 Spanish peseta sold vs. 4,400,000 German Deutsche marks,
     25th January, 1996                                                          (118,756)
168,483,600 French francs sold vs. 47,800,000 German Deutsche marks,
     26th March, 1996                                                          (1,045,977)
4,549,177 UK Pound sterling sold vs. 10,000,000 German Deutsche marks,
     5th February, 1996                                                           (79,723)
6,272,373 UK Pound sterling sold vs. 14,000,000 German Deutsche marks,
     12th February, 1996                                                           43,120
16,078,607 UK Pound sterling sold vs. 36,000,000 German Deutsche marks,
     25th March, 1996                                                             265,456
5,554,372 UK Pound sterling sold vs. 12,190,000 German Deutsche marks,
     15th April, 1996                                                             (68,296)
12,888,377 UK Pound sterling sold vs. 28,000,000 German Deutsche marks,
     3rd June, 1996                                                              (293,253)
7,270,000 German Deutsche marks bought vs. 5,000,000 US$,
     6th March, 1996                                                               84,627
                                                                                ---------
Net equity in foreign currency exchange contracts                               5,195,977
                                                                                =========

                                      -52-

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUTED)
--------------------------------------------------------------------------------

                                GAM GLOBAL FUND
                                                                                      US$
101,539,000 Japanese yen sold vs. 1,180,000 US$,
     1st February, 1996                                                           114,508
185,474,000 Japanese yen sold vs. 2,000,000 US$,
     7th February, 1996                                                           193,361
40,312,000 Japanese yen sold vs. 400,000 US$,
     9th February, 1996                                                             7,226
2,140,391 UK Pound sterling sold vs. 4,650,000 German Deutsche marks,
     3rd June, 1996                                                               (41,400)
5,254,350 French francs sold vs. 1,500,000 German Deutsche marks,
     26th March, 1996                                                             (24,885)
4,127,100 German Deutsche marks bought vs. 3,000,000 US$,
     25th January, 1996                                                          (119,355)
                                                                                ---------
Net equity in foreign currency exchange contracts                                 129,455
                                                                                =========


                                GAM EUROPE FUND
                                                                                      US$
2,900,000 UK Pound sterling sold vs. 4,457,300 US$,
     22nd March, 1996                                                             (40,917)
12,335,000 European currency units sold vs. 15,751,178 US$,
     22nd March, 1996                                                             (50,769)
                                                                                ---------
Net equity in foreign currency exchange contracts                                 (91,686)
                                                                                =========


                             GAM PACIFIC BASIN FUND
                                                                                      US$
1,253,405,000 Japanese yen sold vs. 14,000,000 US$,
     19th January, 1996                                                         1,825,145
                                                                                ---------
Net equity in foreign currency exchange contracts                               1,825,145
                                                                                =========

                                      -53-

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUTED)
--------------------------------------------------------------------------------

                             GAM JAPAN CAPITAL FUND
                                                                                      US$
82,970,000 Japanese yen sold vs. 1,000,000 US$,
     5th January, 1996                                                            195,782
25,530,000 Japanese yen sold vs. 300,000 US$,
     12th January, 1996                                                            52,278
59,640,000 Japanese yen sold vs. 700,000 US$,
     17th January, 1996                                                           120,866
98,175,000 Japanese yen sold vs. 1,000,000 US$,
     8th March, 1996                                                               39,736
20,220,000 Japanese yen sold vs. 200,000 US$,
     14th March, 1996                                                               2,057
19,690,000 Japanese yen sold vs. 200,000 US$,
     5th April, 1996                                                                6,647
24,500,000 Japanese yen sold vs. 250,000 US$,
     19th April, 1996                                                               8,966
99,490,000 Japanese yen sold vs. 1,000,000 US$,
     2nd May, 1996                                                                 19,513
49,100,000 Japanese yen sold vs. 500,000 US$,
     13th May, 1996                                                                15,404
49,400,000 Japanese yen sold vs. 500,000 US$,
     15th May, 1996                                                                12,313
98,600,000 Japanese yen sold vs. 1,000,000 US$,
     12th  June, 1996                                                              22,955
134,163,000 Japanese yen sold vs. 1,350,000 US$
     24th June, 1996                                                               18,417
124,450,000 Japanese yen sold vs. 1,250,000 US$,
     19th June, 1996                                                               14,819
                                                                                ---------
Net equity in foreign currency exchange contracts                                 529,753
                                                                                =========

Futures: A futures contract obligates one party to sell and the other party to purchase a specific instrument for an agreed price on an agreed future date. At 31st December, 1995, GAM International Fund and GAM Global Fund had outstanding futures contracts as set out in their respective Statement of Investments.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
NOTE 6. SELECTED FINANCIAL INFORMATION

                               PER SHARE OPERATING PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                      ------------------------------------------------------------------------------------------------------------
                                        INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                                     --------------------------------------   --------------------------------------
                                                 NET REALIZED
                            NET          NET         AND                       DIVIDENDS   DISTRIBUTIONS
                        ASSET VALUE, INVESTMENT   UNREALIZED     TOTAL FROM    FROM NET      FROM NET                   NET ASSET
                         BEGINNING     INCOME   GAIN/(LOSS) ON   INVESTMENT   INVESTMENT    REALIZED       TOTAL       VALUE, END
                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME        GAINS    DISTRIBUTIONS    OF PERIOD
                      ------------------------------------------------------------------------------------------------------------
01-JAN-95 TO
31-DEC-95
US$
GAM International
    Class A              US$   17.21     0.52           4.64        5.16         (0.47)       (0.53)      (1.00)      US$    21.37
    Class D              US$   20.46     0.10           1.78        1.88         (0.46)       (0.53)      (0.99)      US$    21.35
GAM Global
    Class A              US$   10.60     0.35           3.48        3.83         (0.30)       (0.62)      (0.92)      US$    13.51
    Class D              US$   13.46       -            0.92        0.92         (0.28)       (0.62)      (0.90)      US$    13.48
GAM Europe
    Class A              US$    8.66     0.07           1.38        1.45         (0.06)       (0.01)      (0.07)      US$    10.04
GAM Pacific Basin
    Class A              US$   17.62        -           0.61        0.61             -        (1.26)      (1.26)      US$    16.97
    Class D              US$   17.36    (0.02)          0.26        0.24             -        (0.64)      (0.64)      US$    16.96
GAM Japan Capital
    Class A              US$    9.62    (0.07)          0.69        0.62         (0.05)       (0.03)      (0.08)      US$    10.16
GAM North America
    Class A              US$    9.14        -           2.83        2.83             -        (0.04)      (0.04)      US$    11.93
GAM Asian Capital**
    Class A              US$   10.00    (0.01)         (0.42)      (0.43)            -        (0.04)      (0.04)      US$     9.53
GAMerica Capital**
    Class A              US$   10.00     0.07           0.07        0.14         (0.07)       (0.04)      (0.11)      US$    10.03
01-JAN-94 TO
31-DEC-94
US$
GAM International        US$   23.90     0.34          (2.58)      (2.24)        (0.66)       (3.79)      (4.45)      US$    17.21
GAM Global               US$   17.92     0.19          (2.94)      (2.75)        (0.49)       (4.08)      (4.57)      US$    10.60
GAM Europe               US$    8.93        -          (0.27)      (0.27)            -            -           -       US$     8.66
GAM Pacific Basin        US$   19.20    (0.05)          1.36        1.31             -        (2.89)      (2.89)      US$    17.62
GAM Japan Capital*       US$   10.00     0.02          (0.40)      (0.38)            -            -           -       US$     9.62
GAM North America        US$   12.80     0.04           0.23        0.27         (0.23)       (3.70)      (3.93)      US$     9.14
01-JAN-93 TO
31-DEC-93
US$
GAM International        US$   14.56     0.25          10.38       10.63         (0.34)       (0.95)      (1.29)      US$    23.90
GAM Global               US$   10.33     0.24           7.46        7.70         (0.11)           -       (0.11)      US$    17.92
GAM Europe               US$    7.34     0.24           1.41        1.65         (0.06)           -       (0.06)      US$     8.93
GAM Pacific Basin        US$   13.14    (0.03)          6.57        6.54         (0.04)       (0.44)      (0.48)      US$    19.20
GAM North America        US$   13.63     0.19          (0.46)      (0.27)        (0.07)       (0.49)      (0.56)      US$    12.80
01-JAN-92 TO
31-DEC-92
GAM International        US$   14.86     0.71          (0.28)      0.43          (0.43)       (0.30)      (0.73)      US$    14.56
GAM Global               US$   11.37     0.64          (1.15)     (0.51)         (0.28)       (0.25)      (0.53)      US$    10.33
GAM Europe               US$    8.33     0.40          (0.78)     (0.38)         (0.22)       (0.39)      (0.61)      US$     7.34
GAM Pacific Basin        US$   13.77     0.01          (0.06)     (0.05)         (0.09)       (0.49)      (0.58)      US$    13.14
GAM North America        US$   13.35     0.07           0.25       0.32          (0.03)       (0.01)      (0.04)      US$    13.63
01-JAN-91 TO
31-DEC-91
US$
GAM International        US$   12.87     0.36           1.64        2.00         (0.01)           -       (0.01)      US$    14.86
GAM Global               US$   10.28     0.28           0.81        1.09             -            -           -       US$    11.37
GAM Europe               US$    8.39     0.22          (0.28)      (0.06)            -            -           -       US$     8.33
GAM Pacific Basin        US$   11.93     0.17           1.81        1.98             -        (0.14)      (0.14)      US$    13.77
GAM North America        US$   10.21     0.06           3.08        3.14             -            -                   US$    13.35

* Period from 1st July, 1994  (Inception) to 31st December,  1994.
** Period from 12th May, 1995 (Inception) to 31st December, 1995

-------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                      RATIOS/SUPPLEMENTAL DATA
                       ----------------------------------------------------------------
                                                            RATIO TO AVERAGE NET ASSETS                  BANK LOANS
                                                            ---------------------------  -------------------------------------------
                                                                                                                  AVERAGE
                                                                                                                  NUMBER
                                                                                                      AVERAGE    OF SHARES   AVERAGE
                                                                                                     AMOUNT OF  OUTSTANDING   AMOUNT
                                                                                                     BANK LOANS   DURING        OF
                                                                                          AMOUNTS   OUTSTANDING    THE         DEBT
                                                                                        OUTSTANDING   DURING      PERIOD        PER
                          TOTAL RETURN                                 NET                 END OF      THE       (MONTHLY      SHARE
                            (WITHOUT            NET ASSETS          INVESTMENT  PORTFOLIO  PERIOD     PERIOD      AVERAGE)    DURING
                          DEDUCTION OF        END OF PERIOD            INCOME\  TURNOVER   (000       (000         (000        THE
                           SALES LOAD)        (000 OMITTED)  EXPENSES   (LOSS)    RATE    OMITTED)   OMITTED)    OMITTED)     PERIOD
                       -------------------------------------------------------------------------------------------------------------
1-JAN-95 TO
31-DEC-95
US$
GAM International
     Class A                  30.09%    US$        560,234     1.57%      3.89%    34.97%
     Class D                   9.26%    US$          8,714     2.22%*     1.90%*   34.97%
GAM Global
     Class A                  36.25%    US$         26,161     2.16%      2.96%    60.18%
     Class D                   6.97%    US$            295     2.81%*    (0.09)%*  60.18%
GAM Europe
     Class A                  16.77%    US$         22,961     2.12%      0.75%   145.16%          -    US$   123    390   US$  0.32
GAM Pacific Basin
     Class A                   4.56%    US$         53,944     1.98%     (0.07)%   64.01%
     Class D                   2.35%    US$          1,547     2.63%*    (1.49)%*  64.01%
GAM Japan Capital**
     Class A                   6.45%    US$         13,600     3.61%     (2.35)%  122.38%
GAM North America**
     Class A                  30.90%    US$          5,981     2.98%      0.01%     8.57%
GAM Asian Capital++**
     Class A                  (4.25)%   US$          5,560     3.11%*    (0.17)%*  17.01%
GAMerica Capital++**
     Class A                   1.38%    US$          3,029     3.73%*     1.36%*   10.90%
01-JAN-94 TO
31-DEC-94
US$
GAM International            (10.23)%   US$        158,336     1.60%      2.74%   110.48%
GAM Global                   (16.15)%   US$         19,940     2.29%      0.91%   123.33%
GAM Europe                    (3.11)%   US$         32,233     2.35%      0.06%    74.96%
GAM Pacific Basin              7.41%    US$         48,527     1.78%     (0.35)%   29.11%
GAM Japan Capital+            (3.77)%   US$          9,406     2.19%*     0.70%*    7.02%
GAM North America**            2.97%    US$          1,887     2.54%      0.37%     3.00%
01-JAN-93 TO
31-DEC-93
US$
GAM International             79.96%    US$         80,776     1.99%      2.28%    98.45%  US$ 9,557    US$ 2,042  2,700   US$  0.76
GAM Global                    75.30%    US$         33,416     2.68%      1.88%   106.73%  US$ 2,165    US$ 2,600  1,780   US$  1.48
GAM Europe                    22.68%    US$         14,398     2.64%      1.05%   181.51%  US$ 1,860    US$   521  1,680   US$  0.31
GAM Pacific Basin             51.52%    US$         40,719     1.93%     (0.29)%   91.07%  US$     -    US$     -          US$     -
GAM North America             (2.09)%   US$          3,289     2.10%      0.69%     3.42%  US$     -    US$     -      -   US$     -
01-JAN-92 TO
31-DEC-92
US$
GAM International              3.08%    US$         41,032     2.03%      4.85%   109.16%  US$ 2,743    US$   901  2,790   US$  0.32
GAM Global                    (4.65)%   US$         19,763     2.37%      5.25%   118.41%  US$ 9,010    US$ 1,401  2,130   US$  0.66
GAM Europe                    (4.91)%   US$         17,264     2.47%      5.06%    72.20%  US$ 1,177    US$   347  2,400   US$  0.14
GAM Pacific Basin             (0.37)%   US$         28,206     2.03%      0.09%    74.78%  US$     -    US$     -      -   US$     -
GAM North America              2.42%    US$         11,781     2.43%      0.47%    20.38%  US$     -    US$     -      -   US$     -

+ Period from 1st July, 1994 (Inception) to 31st December,  1994.
++Period from 12th May, 1995 (Inception) to 31st December, 1995.
* Annualized.
**In the absence of expense reimbursement, expenses on an annualized basis would have represented 4.61% for GAM Japan Capital, 3.27% for GAM North America, 3.95% for GAM Asian Capital and 4.73% for GAMerica Capital of average net assets, respectively, for the periods ended 31st December, 1995 and 5.81% of average net assets for GAM North America Fund for the year ended 31st December, 1994.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                      RATIOS/SUPPLEMENTAL DATA
                       ----------------------------------------------------------------
                                                            RATIO TO AVERAGE NET ASSETS                  BANK LOANS
                                                            ---------------------------  -------------------------------------------
                                                                                                                  AVERAGE
                                                                                                                  NUMBER
                                                                                                      AVERAGE    OF SHARES   AVERAGE
                                                                                                     AMOUNT OF  OUTSTANDING   AMOUNT
                                                                                                     BANK LOANS   DURING        OF
                                                                                          AMOUNTS   OUTSTANDING    THE         DEBT
                                                                                        OUTSTANDING   DURING      PERIOD        PER
                          TOTAL RETURN                                 NET                 END OF      THE       (MONTHLY      SHARE
                            (WITHOUT            NET ASSETS          INVESTMENT  PORTFOLIO  PERIOD     PERIOD      AVERAGE)    DURING
                          DEDUCTION OF        END OF PERIOD            INCOME\  TURNOVER   (000       (000         (000        THE
                           SALES LOAD)        (000 OMITTED)  EXPENSES   (LOSS)    RATE    OMITTED)   OMITTED)    OMITTED)     PERIOD
                       -------------------------------------------------------------------------------------------------------------
01-JAN-91 TO
31-DEC-91
US$
GAM International             15.56%    US$       40,355      2.11%      3.25%    160.67%
GAM Global                    10.61%    US$       23,990      2.33%      2.20%    180.52%
GAM Europe                    (0.70)%   US$       13,558      2.76%      2.17%    232.55%
GAM Pacific Basin             16.71%    US$       35,849      2.29%      0.78%     78.80%
GAM North America             30.69%    US$       12,290      2.96%      0.45%      3.44%

+ Period from 1st July, 1994 (Inception) to 31st December, 1994.
++ Period from 12th May, 1995 (Inception) to 31st December, 1995.
* Annualized.
**In the absence of expense reimbursement, expenses on an annualized basis would have represented 4.61% for GAM Japan Capital, 3.27% for GAM North America, 3.95% for GAM Asian Capital and 4.73% for GAMerica Capital of average net assets, respectively, for the periods ended 31st December, 1995 and 5.81% of average net assets for GAM North America Fund for the year ended 31st December, 1994.

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders
GAM Funds, Inc.

We have audited the accompanying statements of assets and liabilities of GAM International Fund, GAM Global Fund, GAM Europe Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM North America Fund, GAM Asian Capital Fund and GAMerica Capital Funds, separate portfolios of GAM Funds, Inc. including the statements of investments, as of 31st December, 1995, and the related statements of operations, the statements of changes in net assets, and the selected financial information for each of the periods indicated in the accompanying financial statements. These financial statements and selected financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of 31st December, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and select financial information referred to above present fairly, in all material respects, the financial position of GAM International Fund, GAM Global Fund, GAM Europe Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM North America Fund, GAM Asian Capital Fund and GAMerica Capital Fund as of 31st December, 1995, the results of their operations, the changes in their net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.





New York, New York
2nd February, 1996 McGladrey & Pullen, LLP

                       This Page Left Intentionally Blank

------------------
Board of Directors
------------------

Gilbert de Botton -- President
CHAIRMAN, Global Asset Management Limited
London.

George W. Landau
SENIOR  ADVISOR AND CHAIRMAN, Latin America Advisory
Board, Coca-Cola International, New York.

Therese Meier
MANAGING DIRECTOR,  GLobal Asset Management
GAM (Schweiz) AG, Zurich.

Madelon DeVoe Talley
TRUSTEE, The New York State Teachers Retirement
System, New York.

Roland Weiser
PRESIDENT,  Intervista, Summit, New Jersey.


Address of the Company:

135 East 57th Street,
New York, New York  10022

Tel: (212) 407 4600
     1-800-426-4685 (toll free)
Fax: (212) 407 4684

Registrar and Transfer Agent:
Chase Global Funds Services Company,
P. O. Box 2798,
Boston, Massachusetts  02208.
Tel:  (617) 557 8000 ext 6610
      1-800-356-5740 (toll free)
Fax:  (617) 557 8698

 -------------------------------------------------------------------------------
 Copies of this report may be obtained from the Company, from the Transfer Agent or from:
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
 In the Isle of Man:
       GAM Administration Limited
       11 Athol Street, Douglas, Isle of Man IM99 1HH, British Isles
       Tel: 441-624 632632 Fax: 44-1624 625956 Tlx: 628625 GAMAD G
 In the United Kingdom (for authorized persons only):
       Global Asset Management Limited, regulated by IMRO,
       12 St. James's Place, London, SW1A 1NX, UK
       Tel: 44-171-493 9990  Fax: 44-171-493 0715 Tlx: 296099 GAMUK G
 On Internet:
       info@gam.com
--------------------------------------------------------------------------------

                            GLOBAL ASSET MANAGEMENT
                                                   (R)


                                 GAM FUNDS, INC.

                              FINANCIAL STATEMENTS
                              FOR THE PERIOD ENDED
                               31ST DECEMBER, 1995




























This report has been prepared for the information of shareholders of GAM Funds, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds objectives, policies, management, records and other information.


                                 GAM FUNDS, INC.
                               INVESTMENT ADVISER:
                      GAM International Management Limited







                                                                     GAM
                                                                        (R)